                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.   )

    Filed by the Registrant /X/)
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12


                                  AVIS GROUP HOLDINGS, INC.,
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

[LOGO]


                           AVIS GROUP HOLDINGS, INC.


                              900 OLD COUNTRY ROAD
                          GARDEN CITY, NEW YORK 11530

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                  MAY 16, 2000


    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Avis Group Holdings, Inc. (the "Company") will be held on Tuesday, May 16, 2000 at
10:00 a.m. Eastern Daylight Time at the Garden City Hotel, 45 Seventh Street, Garden City, NY 11530 (the "Meeting") for the following purposes:


    1. To elect eleven directors for a one-year term and until their successors are duly elected and qualified;

    2. To ratify the appointment of Deloitte & Touche LLP as the auditors of the Company's financial statements for the year ending December 31, 2000;


    3. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation to (i) reclassify the Company's 100,000,000 shares of authorized Common Stock as Class A Common Stock and (ii) authorize 15,000,000 shares of non-voting Class B Common Stock which may be converted into Class A Common Stock under certain circumstances;



    4.  To approve the Company's 2000 Incentive Compensation Plan; and



    5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.


    The Board of Directors has fixed the close of business on Wednesday, March 22, 2000 as the record date for the Meeting. Only stockholders of record at that time are entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. A list of stockholders entitled to vote at the Meeting will be available for examination 10 days before the Meeting during ordinary business hours at the offices of the Company, 900 Old Country Road, Garden City, New York 11530.

    The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the attached Proxy Statement for further information with respect to the business to be transacted at the Meeting. The Board of Directors urges you to date, sign and return the enclosed proxy promptly. A reply envelope is enclosed for your convenience. You are cordially invited to attend the Meeting in person. The return of the enclosed proxy will not affect your right to vote if you attend the Meeting in person.

                                          By Order of the Board of Directors

                                          KAREN C. SCLAFANI
                                          Secretary


Dated: April 14, 2000

                           AVIS GROUP HOLDINGS, INC.
                              900 OLD COUNTRY ROAD
                          GARDEN CITY, NEW YORK 11530


                            ------------------------

                                PROXY STATEMENT

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON TUESDAY, MAY 16, 2000


    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Avis Group Holdings, Inc., a Delaware corporation (the "Company"), to be voted at the 2000 Annual Meeting of Stockholders, and any adjournment or postponement thereof (the "Meeting"), to be held on the date, at the time and place, and for the purposes set forth in the foregoing notice. This Proxy Statement, the accompanying notice and the enclosed proxy card are first being mailed to stockholders on or about April 14, 2000.


    The Board of Directors does not intend to bring any matter before the Meeting except as specifically indicated in the notice, nor does the Board of Directors know of any matters which anyone else proposes to present for action at the Meeting. However, if any other matters properly come before the Meeting, the persons named in the enclosed proxy, or their duly constituted substitutes acting at the Meeting, will be authorized to vote or otherwise act thereon in accordance with their judgment on such matters.


    Shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented by proxies received by the Company, where the stockholder has specified his or her choice with respect to the proposals described in this Proxy Statement (including the election of directors), will be voted in accordance with the specifications so made. In the absence of such specifications, the shares will be voted "For" the election of all eleven nominees for the Board of Directors, "For" the ratification of the appointment of Deloitte & Touche LLP as auditors of the Company's financial statements for the fiscal year ending December 31, 2000, "For" the approval of the amendment to the Company's Amended and Restated Certificate of Incorporation to reclassify existing Common Stock as Class A Common Stock and authorize Class B Common Stock and "For" the approval of the Company's 2000 Incentive Compensation Plan.


    Except as provided below, any proxy may be revoked at any time prior to its exercise by notifying the Secretary in writing, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

    The accompanying form of proxy is being solicited on behalf of the Board of Directors of the Company. The expenses of solicitation of proxies for the Meeting will be paid by the Company. In addition to the mailing of the proxy material, such solicitation may be made in person or by telephone by directors, officers and employees of the Company, who will receive no additional compensation therefor. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding material to beneficial owners of shares of Common Stock.


    A copy of the Annual Report on Form 10-K filed by the Company with the Securities and Exchange Commission for its latest fiscal year is available without charge to stockholders upon written request to the Corporate Communications Department, Avis Group Holdings, Inc., 900 Old Country Road, Garden City, New York 11530.

                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF.............       1
  Outstanding Shares and Voting Rights......................       1
  Security Ownership of Certain Beneficial Owners and
    Management..............................................       2

ELECTION OF DIRECTORS [Proposal 1]..........................       3
  General...................................................       3
  Information Regarding Directors and Nominees Standing for
    Election................................................       3
  Committees and Meetings of the Board of Directors.........       5

EXECUTIVE OFFICERS..........................................       6

EXECUTIVE COMPENSATION AND OTHER INFORMATION................       8
  Summary Compensation Table................................       8
  Option Grants Table.......................................       9
  Option Exercises and Year-End Option Value Table..........       9
  Defined Benefit Plan......................................       9
  Pension Plan Table........................................      10
  Compensation Committee Report on Executive Compensation...      10
  Performance Graph.........................................      12
  Employment Contracts and Termination, Severance and Change
    of Control Arrangements.................................      12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS..............      13
  Relationship with Cendant.................................      13

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT...........      14

RATIFICATION OF APPOINTMENT OF AUDITORS [Proposal 2]........      14

APPROVAL OF CERTIFICATE AMENDMENT [Proposal 3]..............      15

APPROVAL OF 2000 INCENTIVE COMPENSATION PLAN
  [Proposal 4]..............................................      18

STOCKHOLDER PROPOSALS.......................................      25

FINANCIAL INFORMATION.......................................      25

APPENDIX A--CERTIFICATE AMENDMENT...........................     A-1

APPENDIX B--2000 INCENTIVE COMPENSATION PLAN................     B-1

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

OUTSTANDING SHARES AND VOTING RIGHTS

    Only holders of record of the Company's Common Stock at the close of business on March 22, 2000 are entitled to notice of, and to vote at, the Meeting. On that date, the Company had outstanding 31,131,712 shares of Common Stock.

    The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting will constitute a quorum. On all matters voted upon at the Meeting and any adjournment or postponement thereof, the holders of the Common Stock vote together as a single class, with each record holder of Common Stock entitled to one vote per share.

    Directors shall be elected by a plurality of the votes of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote in the election of directors. Under applicable Delaware law, in determining whether the nominees have received the requisite number of affirmative votes, abstentions and broker non-votes will be disregarded and will have no effect on the outcome of the vote.


    Approval of the proposals relating to the adoption of the Company's 2000 Incentive Compensation Plan and ratification of the appointment of auditors of the Company's financial statements require the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote. Under applicable Delaware law, in determining whether each such proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.



    The Company's Amended and Restated Certificate of Incorporation and Delaware law require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote to approve the amendment to such Certificate. Under applicable Delaware law, in determining whether such proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will be counted and will have the same effect as a vote against the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


    The information set forth on the following table is furnished as of March 10, 2000 with respect to any person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than 5% of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each of its directors and nominees for director, its named executive officers, and all of its executive officers and directors as a group.



                                                              AMOUNT AND
                                                              NATURE OF
                                                              BENEFICIAL   PERCENT OF
NAME                                                          OWNERSHIP      CLASS
----                                                          ----------   ----------
PRINCIPAL STOCKHOLDERS
Cendant Corporation ("Cendant")(1)..........................  5,535,800       17.8%
  6 Sylvan Way
  Parsippany, NJ 07054
T. Rowe Price Associates, Inc.(2)...........................  2,378,650        7.6%
  100 E. Pratt Street
  Baltimore, MD 21202
DIRECTORS AND EXECUTIVE OFFICERS(3)
Thomas J. Byrnes............................................     17,620           *
W. Alun Cathcart............................................     20,000           *
Leonard S. Coleman, Jr......................................     20,000           *
Alfonse M. D'Amato..........................................          0           *
Martin L. Edelman...........................................     35,000           *
Deborah L. Harmon...........................................     20,000           *
Stephen P. Holmes...........................................     21,000           *
Michael J. Kennedy..........................................     20,000           *
Maria M. Miller.............................................     13,400
Michael P. Monaco...........................................     21,000           *
A. Barry Rand...............................................          0           *
F. Robert Salerno...........................................    260,780           *
Kevin M. Sheehan(4).........................................    177,200           *
DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (21 persons)....    784,273        2.5%


------------------------

*   Less than 1%

(1) Cendant beneficially owns 5,535,800 shares of Common Stock, which shares are held of record by its indirect wholly-owned subsidiary, Cendant Car Rental Holdings, Inc.


(2) Based upon the information contained in a Schedule 13G dated December 31, 1999 by T. Rowe Price Associates, Inc. ("T. Rowe"). T. Rowe beneficially owns 2,378,650 shares of Common Stock with sole power to dispose of all of such shares and sole power to vote only 177,850 of such shares. These securities are owned by various individuals and institutional investors for which T. Rowe serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, T. Rowe is deemed to be a beneficial owner of such securities; however, T. Rowe expressly disclaims that it is, in fact, the beneficial owner of such securities.



(3) Includes shares which could be acquired within 60 days of March 10, 2000 through the exercise of options to purchase Common Stock of the Company under the Company's 1997 Stock Option Plan as follows: Messrs. Cathcart, Coleman, Holmes, Kennedy and Monaco and Ms. Harmon--20,000 each;
    Mr. Edelman--35,000; Mr. Byrnes--17,620; Ms. Miller 13,400,
    Mr. Salerno--253,780; Mr. Sheehan--173,200 and all directors and executive officers as a group--684,473.



(4) Includes 1,000 shares of Common Stock held by Mr. Sheehan's children.

                             ELECTION OF DIRECTORS
                                  [PROPOSAL 1]

GENERAL

    The Board of Directors presently consists of eleven members. The Board of Directors has nominated all eleven incumbent members as candidates to be elected at the Meeting to serve as directors for a one-year term ending at the 2001 annual meeting of stockholders when their successors are duly elected and qualified.

    Each nominee has consented to being named in the Proxy Statement and to serve if elected. If prior to the Meeting any nominee should become unavailable to serve, the shares of Common Stock represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board determines to reduce the number of directors in accordance with the Company's Amended and Restated Certificate of Incorporation and By-Laws.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION
               OF EACH NOMINEE AS DIRECTOR. UNLESS MARKED TO THE
          CONTRARY, PROXIES RECEIVED BY THE COMPANY WILL BE VOTED FOR
               THE ELECTION OF THE ELEVEN NOMINEES LISTED BELOW.

    Certain information regarding each nominee is set forth below, including such individual's age and principal occupation, a brief account of such individual's business experience during the last five years and other directorships currently held by such nominee.

INFORMATION REGARDING DIRECTORS AND NOMINEES STANDING FOR ELECTION

W. Alun Cathcart                       Michael J. Kennedy
Leonard S. Coleman, Jr.                Michael P. Monaco
Alfonse M. D'Amato                     A. Barry Rand
Martin L. Edelman                      F. Robert Salerno
Deborah L. Harmon                      Kevin M. Sheehan
Stephen P. Holmes

    MR. CATHCART, age 56, has been a Director of the Company since
September 1997. Mr. Cathcart has been non-Executive Chairman of Avis Europe plc since April 1, 1999. From January 1, 1999 until April 1, 1999 Mr. Cathcart served as Executive Chairman of Avis Europe plc. and for more than five years prior thereto Mr. Cathcart was Chairman and Chief Executive of Avis Europe plc.


    MR. COLEMAN, age 51, has been a Director of the Company since
September 1997. Mr. Coleman has been a senior advisor to Major League Baseball since November 1999 and served as President of the organization from March 1994 to October 1999. From 1992 to March 1994, Mr. Coleman served as Executive Director-Market Development of Major League Baseball. Mr. Coleman also is a director of the following corporations which file reports pursuant to the Exchange Act: Cendant, H.J. Heinz Company, New Jersey Resources, The Omnicom Group, Owens Corning and Radio Unica.


    SEN. D'AMATO, age 62, has been a Director of the Company since June 1999. He has been Managing Director of Park Strategies, a business consulting firm in New York City, since its formation in January 1999. From January 1981 until
January 4, 1999, Sen. D'Amato served in the United States Senate representing the State of New York where he was Chairman of the Committee on Banking, Housing and Urban Affairs from 1995 until he left office.

    MR. EDELMAN, age 58, has been a Director of the Company since
September 1997 and served as Interim Chairman of the Board from December 1998 to November 1999. From January 1996 to March 1998,

Mr. Edelman served as President and a director of Chartwell Leisure, Inc. He was a partner with Battle Fowler, a New York City law firm, from 1972 through 1993 and since January 1, 1994 has been Of Counsel to that firm. Mr. Edelman is also a partner of Chartwell Hotels Associates, Chartwell Leisure Associates L.P., Chartwell Leisure Associates L.P. II, and of certain of their respective affiliates. Mr. Edelman also serves as a director of the following corporations which file reports pursuant to the Exchange Act: Arcadia Realty and Capital Trust, each a real estate investment trust, and Cendant.


    MS. HARMON, age 40, has been a Director of the Company since
September 1997. Ms. Harmon has been a principal in the Office of the President at JER Real Estate Partners, L.P., an institutional, private equity fund for investment in real estate assets, since 1991. Prior to joining JER, Ms. Harmon served as Managing Director of the Real Estate Finance Group at Banker's Trust Company.


    MR. HOLMES, age 43, has been a Director of the Company since October 1996. Mr. Holmes was appointed a Vice Chairman of Cendant in December 1997 and from September 1996 through December 1997 Mr. Holmes served as Vice Chairman of HFS Incorporated ("HFS"), the predecessor company of Cendant. From July 1990 through September 1996, Mr. Holmes served as Executive Vice President, Treasurer and Chief Financial Officer of HFS. Mr. Holmes also serves as a director of Avis Europe plc and as a director of the following corporations which file reports pursuant to the Exchange Act: Cendant and PHH Corporation.

    MR. KENNEDY, age 63, has been a Director of the Company since
September 1997. Mr. Kennedy has been an attorney with his own law firm since
1976.


    MR. MONACO, age 52, has been a Director of the Company since May 1997.
Mr. Monaco has been Chairman and Chief Executive Officer of @ccelerator Inc., an incubator designed to serve technology and new media ventures, since March 2000. He also served as a Vice Chairman of Cendant from December 1997 to March 2000 and as Chief Executive Officer of the Direct Marketing Division of Cendant from November 1998 to March 2000. From December 1997 until November 1998, Mr. Monaco was Chief Financial Officer of Cendant and from October 1996 to December 1997, Mr. Monaco served as Vice Chairman and Chief Financial Officer of HFS.
Mr. Monaco served as Executive Vice President and Chief Financial Officer of the American Express Company from September 1990 to June 1996. Mr. Monaco is also a director of Cendant.


    MR. RAND, age 55, has been Chairman and Chief Executive Officer of the Company, its car rental subsidiary, Avis Rent A Car System, Inc. ("ARACS") and its car leasing and vehicle management services subsidiary, PHH Vehicle Management Services, LLC ("PHH"), since November 1999. Prior thereto, he held various positions with Xerox Corporation during a 30-year career including Executive Vice President for Worldwide Customer Operations from 1996 to 1999, Executive Vice President--Business Operations from 1992 to 1996 and President--U.S. Operations from 1986 to 1992. Mr. Rand is a director of Abbott Laboratories, which files reports pursuant to the Exchange Act.

    MR. SALERNO, age 48, has been President and Chief Operating Officer--Rental Car Group of the Company since August 1999 and President and Chief Operating Officer of ARACS since November 1996. He has also been serving as a Director of the Company since May 1997. From November 1996 to August 1999, Mr. Salerno was President and Chief Operating Officer of the Company. From September 1995 to November 1996, Mr. Salerno was Executive Vice President of Operations of
Avis, Inc., the predecessor of the Company, and ARACS. From July 1990 to September, 1995, Mr. Salerno was Senior Vice President and General Manager Rent A Car of Avis, Inc. and ARACS.

    MR. SHEEHAN, age 46, has been President--Corporate and Business Affairs and Chief Financial Officer of the Company since August 1999 and a Director of the Company since June 1999. From December 1996 to August 1999 Mr. Sheehan was Executive Vice President and Chief Financial Officer of the Company. He has also been serving as Executive Vice President and Chief Financial Officer of ARACS since December 1996 and of PHH since June 1999. From September 1996 to
September 1997, Mr. Sheehan was
a Senior Vice President of HFS. From December 1994 to September 1996,
Mr. Sheehan was Chief Financial Officer for STT Video Partners, a joint venture between Time Warner, Telecommunications, Inc., Sega of America and HBO. Prior thereto, he was with Reliance Group Holdings, Inc., an insurance holding company, and some of its affiliated companies for ten years and was involved with the formation of the Spanish language television network, Telemundo
Group, Inc. and from 1991 through 1994 was Senior Vice President--Finance and Controller.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors held five meetings during 1999. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board and of the committees of the Board on which they served.

    The Executive Committee of the Board of Directors, which was designated by the Board in September 1997, is composed currently of Messrs. Edelman, Holmes and Rand. The Executive Committee is authorized to exercise all powers and authority of the Board of Directors in the management of the business and affairs of the Company except those powers reserved, by law or resolution, to the Board of Directors. The Executive Committee met four times in 1999.

    In September 1997 the Board of Directors designated an Audit Committee which is composed currently of Messrs. Edelman and D'Amato. The Audit Committee reviews and evaluates the Company's internal accounting and auditing procedures, recommends to the Board of Directors the firm to be appointed as independent accountants to audit the Company's financial statements, reviews with management and the independent accountants the Company's interim and year-end operating results, reviews the scope and results of the audit with the independent accountants, and reviews the non-audit services to be performed by the firm of independent accountants and considers the effect of such performance on the accountants' independence. The Audit Committee met six times in 1999.


    The Board of Directors has designated a Compensation Committee composed of Ms. Harmon and Mr. Kennedy, who were appointed to the Committee in September 1997. The Compensation Committee determines compensation arrangements for executives, reviews and makes recommendations to the full Board regarding the adoption or amendment of employee benefit plans, and administers the Company's 1997 Stock Option Plan (the "1997 Plan"). The Compensation Committee met three times in 1999.


    The Policy Committee of the Board of Directors, which was designated by the Board in September 1997, is composed of Ms. Harmon and Messrs. Coleman and D'Amato. The Policy Committee establishes and implements corporate policy with respect to the business operations of the Company, including its code of conduct. The Policy Committee met once in 1999.

    The Company has no standing nominating committee. The Board of Directors makes nominations for the Board. In accordance with Delaware law, stockholders may make nominations for the Board of Directors in advance of or at the Meeting.

    Non-employee directors receive an annual retainer of $30,000, plus $4,000 for chairing a committee and $2,000 for serving as a member of a committee other than Chair. Non-employee directors are also paid $1,000 for each Board meeting attended and $500 ($1,000 for committee chair) for each Board committee meeting if held on the same day as a Board meeting and $1,000 ($2,000 for committee chair) for each Board committee meeting attended on a day on which there is no Board meeting. Non-employee directors are reimbursed for expenses incurred in attending meetings of the Board of Directors and committees.


    Under the 1997 Plan, each non-employee director is granted options to purchase 50,000 shares of Common Stock on the date of his or her initial election to the Board of Directors. Such options have an exercise price of the fair market value on the date of grant, vest over a five-year period from the date of grant at the rate of 20% per year, and have other terms which are the same as all other options granted under the 1997 Plan.

    Directors shall be elected by the affirmative vote of a plurality of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote in the election of directors. Pursuant to applicable Delaware law, abstentions and broker non-votes will have no effect on the outcome of the vote.

                               EXECUTIVE OFFICERS

    The executive officers of the Company as of the date of this Proxy Statement are set forth in the table below. All executive officers are appointed at the annual meeting or interim meetings of the Board of Directors. Each executive officer is appointed by the Board to hold office until his or her successor is duly appointed and qualified.


NAME                                                      OFFICE OR POSITION HELD
----                                     ----------------------------------------------------------
A. Barry Rand..........................  Chairman and Chief Executive Officer
F. Robert Salerno......................  President and Chief Operating Officer--Rental Car Group
                                         and Director
Kevin M. Sheehan.......................  President--Corporate and Business Affairs, Chief Financial
                                         Officer and Director
Mark E. Miller.........................  President and Chief Operating Officer--Vehicle Management
                                         Services Group
Thomas J. Byrnes.......................  Senior Vice President--Sales
Lawrence E. Kinder.....................  Senior Vice President and Chief Information Officer
Maria M. Miller........................  Senior Vice President--Marketing
Michael P. Collins.....................  Vice President--International
Richard S. Jacobson....................  Vice President--Tax
Gerard J. Kennell......................  Vice President and Treasurer
James A. Keyes.........................  Vice President--HR, Staffing and Diversity
Karen C. Sclafani......................  Vice President, General Counsel and Secretary
Timothy M. Shanley.....................  Vice President and Controller


    For biographical information concerning Messrs. Rand, Salerno and Sheehan, see "Election of Directors".

    MR. MILLER, age 40, has been President and Chief Operating Officer--Vehicle Management Services Group of the Company since June 1999. Mr. Miller has also been serving as President of PHH since July 1997. From June 1994 to July 1997 Mr. Miller was President of GE Capital Financial. Prior thereto, he was Senior Vice President of World Travel Partners and held various strategic sales management positions with American Express Company.

    MR. BYRNES, age 55, has been Senior Vice President--Sales of the Company and ARACS since February 1998 and Vice President--Sales North America for the Company or its predecessor and ARACS since 1987.


    MR. KINDER, age 45, has been Senior Vice President and Chief Information Officer of the Company since March 2000. Mr. Kinder has also been serving as Senior Vice President--Information Technology Services and Chief Information Officer of PHH since October 1997. From September 1998 to November 1999
Mr. Kinder also served as Chief Operating Officer of PHH. From August 1996 to October 1997 Mr. Kinder was Vice President--Information Technology Services of PHH. Prior thereto, he was a principal of American Management Systems, Inc. a systems and management consulting firm which provided technology consulting services to Fortune 500 companies and government organizations.


    MS. MILLER, age 43, has been Senior Vice President--Marketing of the Company since February 1998. From January 1997 to February 1998, Ms. Miller was the principal in her own consulting firm, which provided marketing consulting services to small and mid-sized businesses and nonprofit organizations. From 1987 to 1995, Ms. Miller held various positions with American Express Company including Vice

President, Platinum Card Operations from September 1993 to October 1995 and Vice President, Small Business Services Marketing from December 1990 to August 1993.

    MR. COLLINS, age 52, has been Vice President--International of the Company or its predecessor and ARACS, and General Manager of their international operations, since 1987.

    MR. JACOBSON, age 56, has been Vice President--Tax of the Company and ARACS since September 1998. From November 1997 until August 1998, Mr. Jacobson was Staff Vice President of ARACS and for more than five years prior thereto he was employed by ARACS as Director of Corporate Tax.

    MR. KENNELL, age 55, has been Vice President and Treasurer of the Company or its predecessor and ARACS since February 1987.

    MR. KEYES, age 54, has been Vice President-HR, Staffing and Diversity of the Company since March 1999 and of ARACS since January 1999. From July 1997 until December 1998, Mr. Keyes was Vice President--Staffing, Diversity & Management Development of ARACS. From June 1993 until December 1996, Mr. Keyes was Corporate Director of Human Relations at The Dun and Bradstreet Corporation.

    MS. SCLAFANI, age 48, has been Vice President, General Counsel and Secretary of the Company and ARACS since August 1998. From April 1990 until March 1997, Ms. Sclafani was Vice President, Deputy General Counsel and Assistant Secretary of Avis, Inc. and ARACS. In March 1997, Ms. Sclafani was elected Vice President and Secretary of the Company.

    MR. SHANLEY, age 51, has been Vice President and Controller of the Company and ARACS since November 1996. From November 1989 to November 1996, Mr. Shanley was Vice President--Planning and Analysis of Avis, Inc. and ARACS.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    SUMMARY COMPENSATION TABLE

    The following table sets forth the 1997, 1998 and 1999 cash and non-cash compensation awarded to or earned by the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company (the "Named Executive Officers"):

                                                                          LONG TERM
                                                                        COMPENSATION
                                                                           AWARDS
                                                               -------------------------------
                                        ANNUAL COMPENSATION                       SECURITIES
                                        --------------------    OTHER ANNUAL      UNDERLYING         ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY($)   BONUS($)   COMPENSATION(1)   OPTIONS(#)(2)   COMPENSATION($)(3)
---------------------------  --------   ---------   --------   ---------------   -------------   ------------------
A. Barry Rand..............    1999       91,539                                    700,000
  Chairman & Chief
  Executive Officer

F. Robert Salerno..........    1997      336,346     351,752                        533,200             6,197
  President & Chief            1998      356,730     420,000                        392,500            11,844
  Operating Officer--          1999      373,077     456,000                        110,000            20,009
  Rental Car Group

Kevin M. Sheehan...........    1997      264,414     289,330                        355,500             4,156
  President--Corporate &       1998      279,950     302,501                        265,000            12,011
  Business Affairs & Chief     1999      361,052     432,000                         90,000            27,252
  Financial Officer

Thomas J. Byrnes...........    1997      162,692     108,331                         71,100             7,738
  Senior Vice President--      1998      196,769     170,176                         10,000            10,917
  Sales                        1999      198,153     180,000                          7,000            13,770

Maria M. Miller............    1998      158,173     169,902        23,600           60,000             1,107
  Senior Vice President--      1999      181,288     166,500         5,940            7,000             1,804
  Marketing

------------------------

(1) Amounts listed represent relocation reimbursement.

(2) Amounts listed represent options to acquire the Company's Common Stock.

(3) Payments included in these amounts for the fiscal year ended December 31, 1999 consist of (i) the value of group term life insurance premiums paid for by the Company and (ii) Company matching contributions to the Avis Voluntary Investment Savings Plan, which is a defined contribution salary reduction 401(k) plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended, and/or under a non-qualified deferred compensation plan established by the Company in 1998 as follows: Mr. Salerno--(i) $10,409 and
    (ii) $9,600; Mr. Sheehan--(i) $3,890 and (ii) $23,363;
    Mr. Byrnes--(i) $8,970 and (ii) $4,800 and Ms. Miller--(i) $1,404 and
    (ii) $400.

OPTION GRANTS TABLE

    The following table describes the options to acquire shares of Common Stock of the Company granted to the Named Executive Officers in the last fiscal year:

                                       INDIVIDUAL GRANTS
                                     ---------------------
                                                PERCENT OF
                                                 TOTAL
                                     NUMBER     OPTIONS
                                       OF       GRANTED
                                     SECURITIES    TO        EXERCISE OR               GRANT DATE
                                     UNDERLYING EMPLOYEES     BASE PRICE                PRESENT
                                     OPTIONS    IN FISCAL        PER        EXPIRATION   VALUE
NAME                                 GRANTED      YEAR       SHARE($)(1)      DATE       ($)(2)
-----------------------------------  -------      ------       --------     --------   ----------
A. Barry Rand(3)...................  500,000      18.70%        18.9375     11/9/09     4,826,350
                                     200,000       7.48%        18.9375     11/9/09     1,930,540

F. Robert Salerno..................  110,000       4.11%        26.0625     3/22/09     1,461,273

Kevin M. Sheehan...................   90,000       3.37%        26.0625     3/22/09     1,195,587

Thomas J. Byrnes...................    7,000        .26%        26.0625     3/22/09        92,990

Maria M. Miller....................    7,000        .26%        26.0625     3/22/09        92,990

------------------------

(1) Options granted at $26.0625 per share vest 20% per year beginning March 22, 2000.

(2) The amount shown in this column represents the Grant Date Present Value using the "Black-Scholes" valuation method.

(3) The grant of 500,000 shares vests 33 1/3% per year beginning November 9, 2000 and the grant of 200,000 shares vests 20% per year beginning November 9, 2000.


OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE


    The following table summarizes the exercise of options by the Named Executive Officers during 1999 and the value of unexercised in-the-money options to acquire Common Stock of the Company held by the Named Executive Officers at December 31, 1999:

                                                                   NUMBER OF SECURITIES
                                                                        UNDERLYING               VALUE OF UNEXERCISED
                                                                  UNEXERCISED OPTIONS AT        IN THE MONEY OPTIONS AT
                                     SHARES                             FY END (#)                   FY END ($)(1)
                                  ACQUIRED ON       VALUE       ---------------------------   ---------------------------
NAME                              EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                              ------------   ------------   -----------   -------------   -----------   -------------
A. Barry Rand...................                                                 700,000                      4,634,000
F. Robert Salerno...............                                  231,780        803,920       1,854,537      4,107,955
Kevin M. Sheehan................                                  155,200        555,300       1,237,512      2,742,968
Thomas J. Byrnes................      14,220       149,888         16,220         57,660         124,843        377,650
Maria M. Miller.................                                   12,000         55,000          18,720         74,880

------------------------

(1) Based upon the closing price of the Common Stock on the New York Stock Exchange on December 31, 1999 and applicable exercise prices.

DEFINED BENEFIT PLAN

    The Company maintains a defined benefit pension plan for employees who met the eligibility requirements as of December 31, 1983. The eligibility requirements are non-union, full time employees hired prior to December 31, 1983 who were age 25 or above on January 1, 1985. The plan was amended to curtail all benefit accruals and to add two years of credited service to the accrued benefit of each participant employed by the Company on December 31, 1998.

    The plan provides that the benefit for each participant, payable monthly, be equal to 1 1/2% of his or her final average compensation (average compensation being the average of the highest five consecutive years of compensation in the last ten years of employment) for each year of service, not to exceed 35, minus 1 3/7% of the estimated Social Security benefit for each year of service. In general, the effect is to provide a participant who has worked for the Company for 35 years prior to retirement, with a pension, including Social Security, equal to at least 52% of the average compensation (including bonus, overtime and commissions) earned during the highest five consecutive years of his or her employment.

    To the extent that applicable federal laws limit a participant's pension plan benefit to an amount less than the amount otherwise provided by the plan's formula, the Company has adopted a retirement equalization benefit plan to compensate the participant for the reductions in the retirement benefit. In light of the curtailment of benefit accruals under the Company's defined benefit plan, no additional employees will be designated as participants in this retirement equalization benefit plan.

    The following table shows the estimated annual pension benefit payable under the plans under normal retirement in 2000 after selected periods of service (assuming such employees and their spouses elect a straight life annuity rather than a form of joint and survivor or other form of annuity, in which case the benefits would generally be lower than shown in the following table.) The estimated maximum benefits for employees who retire in years other than 2000 will be different from the amount shown in the table because pension benefits will be offset by different Social Security benefits; however, the benefit shown in the table will not be reduced by the amount of Social Security benefits actually paid.

                               PENSION PLAN TABLE
                      ESTIMATED ANNUAL PENSION BENEFIT(1)

                                                              YEARS OF SERVICE
                                            ----------------------------------------------------
ANNUAL PAY                                     15         20         25         30         35
------------------------------------------  --------   --------   --------   --------   --------
$200,000..................................  $ 39,194   $ 52,258   $ 65,323   $ 78,387   $ 91,452
 250,000..................................    49,881     66,508     83,135     99,762    116,390
 300,000..................................    60,569     80,758    100,948    121,137    141,327
 350,000..................................    71,256     95,008    118,760    142,512    166,265
 400,000..................................    81,944    109,258    136,573    163,887    191,202
 450,000..................................    92,631    123,508    154,385    185,262    216,140
 500,000..................................   103,919    137,758    172,198    206,637    241,077

------------------------

(1) A portion of the benefit will be paid by the Company under its retirement equalization benefit plan, if the benefit exceeds the maximum pension payable from the tax qualified retirement plan under federal law.


    As of December 31, 1999, the specified Named Executive Officers had the following years of service under the defined benefit plan: Mr. Salerno, eighteen years, seven months; Mr. Byrnes, thirty-two years, eleven months.


COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    OVERALL POLICY. The Compensation Committee of the Board of Directors, which was established in September 1997 and is comprised of members who are non-employee directors, is responsible for administering the Company's executive compensation policies and programs.

    The Compensation Committee's goal is to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy and to link executive and stockholder interests through equity-based compensation plans.

    The key elements of the Company's executive compensation program include base salary, annual bonus and stock options. Each executive's compensation package is designed to condition a significant portion of the executive's overall anticipated compensation on the Company's success in achieving specified performance targets or on appreciation in the value of the Common Stock or both.

    BASE SALARIES. The 1999 base salaries for Messrs. Rand, Salerno and Byrnes are set forth in their respective employment agreements.

    ANNUAL BONUS. In 1999 the executive officers were eligible to earn bonuses equal to a percentage of base salary based upon the degree of achievement of pre-tax profit goals and attainment of a strategic employee loyalty goal. The percentages of base salary for the executive officers ranged from 30%, if the budgeted profit plan goal was achieved, to a maximum of 120%, if the highest level of pre-tax profit was achieved and the strategic goal was met. The 1999 bonuses for the Named Executive Officers are set forth in the Summary Compensation Table.


    STOCK OPTIONS. On September 23, 1997, the 1997 Plan was approved by the Board of Directors and stock options have been granted to the Company's executive officers pursuant thereto. Information with respect to option grants to the Named Executive Officers is set forth in the "Option Grants Table". The stock option awards for the Named Executive Officers, which were approved at the time of grant by the Compensation Committee of the Board of Directors, are intended to provide a long term incentive to such executives.


    CEO COMPENSATION. Mr. Rand was elected Chairman of the Board and Chief Executive Officer of the Company in November 1999. At that time his compensation package was determined by the Executive and Compensation Committees of the Board of Directors of the Company in accordance with their executive compensation guidelines.

    DEDUCTIBILITY OF COMPENSATION. The deductibility for corporate tax purposes of compensation paid to individual executive officers of the Company in excess of $1 million in any year commencing with 1994 may be restricted. However, where it is deemed necessary, in the best interests of the Company, to continue to attract and retain the best possible executive talent, and to motivate such executives to achieve the goals inherent in the Company's business strategy, the Compensation Committee will recommend, and the Company is expected to pay, compensation to executive officers which may exceed the limits of deductibility.

                           THE COMPENSATION COMMITTEE
                           Michael J. Kennedy, Chair
                               Deborah L. Harmon

PERFORMANCE GRAPH

    Set forth below is a line graph comparing percentage change in the cumulative total return* of the Common Stock, the Russell 2000 Index and the Company's Peer Group for the period from September 1, 1997 (September 24, 1997 for the Company) through December 31, 1999.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           SEP-97  1997  1998  1999
Avis Group Holdings, Inc.    $100   188   142  $150
Russell 2000 Index           $100    97    94  $114
Peer Group                   $100    81    62   $52


                             9/97*          12/31/97   12/31/98   12/31/99
Avis Group Holdings,
  Inc......................    $100           $188       $142       $150
Russell 2000 Index.........    $100           $ 97       $ 94       $114
Peer Group.................    $100           $ 81       $ 62       $ 52


    * Assumes $100 invested on September 1, 1997 for the Russell 2000 Index and the Company's Peer Group and September 24, 1997 for the Company (the first day of trading in the Common Stock).

EMPLOYMENT CONTRACTS AND TERMINATION, SEVERANCE AND CHANGE OF CONTROL
  ARRANGEMENTS

    Three of the Named Executive Officers have written employment agreements.


    Mr. Rand has an employment agreement with the Company which terminates on January 1, 2005. Under the terms of his agreement, Mr. Rand is entitled to a base salary of $700,000 which may be increased annually at the Company's discretion after review by the Compensation Committee of the Board of Directors. If the employment of Mr. Rand is terminated by the Company for any reason other than "cause" or if Mr. Rand terminates his employment for "good reason" (as each term is defined in the agreement), and such termination does not occur in connection with or within 24 months following a change-of-control, he is entitled to receive a lump sum cash severance equal to the sum of (i) 24 times his average monthly base salary during the 24 months (or lesser period) preceding his termination and (ii) twice the average annual amount of any bonus for which he was eligible for the last two fiscal years prior to his termination, plus a prorated share of his bonus for the year in which his termination occurs if the cause for termination is disability. However, if the employment of Mr. Rand is terminated by the Company with or within 24 months following a change-of-control, the cash severance formula in the preceding sentence is increased to 36 times average monthly base salary and three times average annual bonus, plus he is entitled to a prorated share of his bonus for the year in which his termination occurs, provided that he was employed by the Company for at least eight months during that year. If the employment of Mr. Rand is terminated by the Company as a result of his death, his estate is entitled to receive all accrued salary, vacation pay and bonus prorated until the date of his death. Furthermore, if the employment of Mr. Rand is terminated by the Company during the term of his employment agreement for reasons other than "cause", or if he terminates his employment for "good reason" during such term, Mr. Rand may exercise his vested stock options until the earlier of two years after the date of termination or the expiration date for such options. If such termination occurs after the expiration of his employment agreement, Mr. Rand may exercise his vested options until the earlier of five years after the date of termination or their expiration date.


    Mr. Salerno and Mr. Byrnes have employment agreements with a predecessor company of the Company which terminate on February 8, 2001 and September 20, 2000, respectively. Under the terms of their agreements, Mr. Salerno and Mr. Byrnes are entitled to receive an annual base salary of not less than $373,077 and $198,153, respectively, which salary may be increased by the Board of Directors during the term of their agreements. If the employment of Mr. Salerno is terminated by the Company for reasons other than "just cause", or if Mr. Salerno terminates his employment for "good reason" (as each term is defined in the agreement), he is entitled to receive his remaining salary and full bonus and certain perquisites through the term of his agreement. However, if the employment of Mr. Salerno is terminated by the Company on or after a change-in-control, he is entitled to receive his remaining salary, full bonus and certain perquisites under the agreement in a single lump sum within 30 days following his termination. If the employment of Mr. Byrnes is terminated by the Company as a result of his death, his estate is entitled to receive his salary for a period of one year as a death benefit. If the employment of Mr. Byrnes is terminated without "just cause" (as defined in his agreement), he is entitled to receive his salary for a period of one year and a pro rated share of his bonus for the year in which his termination occurs.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

RELATIONSHIP WITH CENDANT


    Cendant, which beneficially owns 17.8% of the Company's outstanding Common Stock, licenses the Avis trademark to ARACS pursuant to a 50-year master license agreement and receives royalty fees from ARACS equal to 4% of its gross revenue. Cendant also provides the Company at cost with (i) office space at its headquarters in Garden City, New York and at facilities in Virginia Beach, Virginia, and Tulsa, Oklahoma, and (ii) with reservation center services and computer services to process reservation and rental transactions and for accounting and fleet control. In addition, until March 4, 2002, ARACS has agreed to pay Cendant $1.75 per call transferred and $8.00 per resulting rental for transferring Cendant's lodging customers to ARACS for vehicle rentals with a minimum fee of $2.25 million per year. ARACS paid Cendant approximately
$2.8 million in call transfer fees for the fiscal year ended December 31, 1999. Four of the Company's directors, Messrs. Coleman, Edelman, Holmes and Monaco, are directors of Cendant and Mr. Holmes is also an executive officer of Cendant. In connection with the Company's stock repurchase program, on January 15, 1999 and April 26, 1999 the Company repurchased 1.3 million shares and 314,200 shares of its Common Stock from Cendant at a cost of approximately $31.5 million and $9.3 million, respectively. A subsidiary of Cendant owns 7,200,000 shares of preferred stock issued to it on June 30, 1999 by a subsidiary of the Company which shares (a) accrue dividends at the rate of 5% and

(b) under certain circumstances, may be convertible into Common Stock. See "APPROVAL OF CERTIFICATE AMENDMENT [Proposal 3]."


               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and the New York Stock Exchange. Officers, directors and greater than ten percent owners are required to furnish the Company with copies of all Forms 3, 4 and 5 they file.

    Based solely on the Company's review of the copies of such forms it has received and written representations from certain reporting persons, except as set forth below, the Company believes that all of its officers, directors, and greater than ten percent beneficial owners complied with all filing requirements applicable to them with respect to transactions during 1999.

    On June 8, 1999, Cendant filed a Form 4 which reported three sales of Common Stock which, through an oversight, were not timely reported in 1998 and 1999.

                    RATIFICATION OF APPOINTMENT OF AUDITORS

                                  [PROPOSAL 2]

    Deloitte & Touche LLP has been appointed by the Board of Directors as the auditors for the Company's financial statements for the fiscal year ending December 31, 2000. A representative of Deloitte & Touche LLP is expected to be present at the Meeting and will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

    Pursuant to applicable Delaware law, the ratification of the appointment of auditors of the Company requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote. Abstentions and broker non-votes will be counted and will have the same effect as a vote against this proposal.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE FOR THIS PROPOSAL.

                       APPROVAL OF CERTIFICATE AMENDMENT

                                    [PROPOSAL 3]


    On June 29, 1999, the Board of Directors approved a resolution to submit a proposed amendment to subparagraphs (a) and (b) of Article "Fourth" of the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to the stockholders for approval (the "Certificate Amendment"). The provisions of that Article set forth the aggregate number and designations of shares of stock which the Company has authority to issue and the rights and restrictions of the Company's Common Stock. Specifically, the Board of Directors recommends that the Company's stockholders vote in favor of the Certificate Amendment to eliminate the existing subparagraphs (a) and (b) of Article "Fourth" of the Certificate and substitute a new Article "Fourth" which provides for:
(i) reclassification of the Company's 100,000,000 shares of authorized Common Stock as Class A Common Stock, par value $.01 per share, and (ii) authorization of 15,000,000 shares of non-voting Class B Common Stock, par value $.01 per share, which may be converted into Class A Common Stock under certain circumstances. The 20,000,000 shares of authorized preferred stock of the Company would remain unchanged.


    Upon the filing of the Certificate Amendment with the Secretary of State of the State of Delaware, each share of the Company's Common Stock issued and outstanding immediately prior to the filing will be reclassified as and converted into one share of Class A Common Stock authorized by subparagraph
(a) of Article "Fourth" of the Certificate Amendment. The shares of Class A Common Stock will be identical to the shares of Common Stock now authorized except for the reclassification. The shares of Class B Common Stock will have the same rights as the shares of Class A Common Stock (including with respect to dividends), except that the shares of Class B Common Stock (1) will be non-voting, (2) under certain circumstances described below, will be convertible into Class A Common Stock and (3) will not be included in determining the number of shares voting or entitled to vote on any matter, unless otherwise required by law. Holders of shares of Class A Common Stock and Class B Common Stock will have no preemptive rights. Each share of Class B Common Stock will be convertible into a share of Class A Common Stock (a) at the option of the holder
(i) if, after giving effect to a conversion, the aggregate number of shares of Class A Common Stock owned by Cendant or its affiliates does not exceed 20% of the outstanding number of shares of Class A Common Stock or (ii) upon the occurrence of a bankruptcy or insolvency of the Company or a change of control (as defined in the Certificate Amendment) and (b) automatically upon the transfer or sale of any shares of Class B Common Stock to any person other than Cendant or its affiliates. A complete description of the rights and restrictions of Class A Common Stock and Class B Common Stock is contained in the Certificate Amendment, a copy of which is set forth on Appendix A hereto. The Company intends to apply to the New York Stock Exchange for listing and registration of the shares of Class A Common Stock.


REASONS FOR THE CERTIFICATE AMENDMENT


    On June 30, 1999, the Company acquired the car leasing, vehicle management and fuel card businesses (the "Businesses") of PHH Corporation, a subsidiary of Cendant ("PHH"). As partial consideration for the Businesses, Avis Fleet Leasing and Management Corporation, a wholly owned Texas subsidiary of the Company ("Avis Fleet"), issued to PHH 7,200,000 shares of Series A Cumulative Participating Redeemable Convertible Preferred Stock of Avis Fleet (the
"Series A Preferred") with a liquidation preference of $50 per share plus accrued but unpaid dividends. Dividends on the Series A Preferred accrue annually at the rate of 5% and are payable semi-annually on January 1 and July 1 of each year. Under the terms of the Series A Preferred, Avis is also required to pay an annual dividend in addition to the Series A Preferred dividends at the rate of 2%, to the extent Avis Fleet meets certain stated earnings thresholds. The 2% dividend will accrue whether or not the Company has earnings or profits, whether or not there are funds legally available for the payment of such dividend and whether or not dividends are declared. The
Series A Preferred, by their terms, but subject to the approval by the Company's stockholders of the Certificate Amendment, are convertible into shares of Class B Common Stock of the Company

(a) at the option of the holder if (i) after the date the Businesses meet a stated earnings threshold for the preceding year, the market price of the Company's Class A Common Stock has equaled or exceeded $50 a share at any time,
(ii) Avis Fleet fails to comply with its redemption or dividend obligations or its obligation to retire shares upon conversion or redemption with respect to the Series A Preferred or the Series B Preferred (as defined below) (a "Non-Compliance Event"), (b) at the option of Avis Fleet if, after June 30, 2004, the market price of the Company's Class A Common Stock has exceeded $55 a share (the "Minimum Price") for at least 20 trading days within a 30-day consecutive period, provided that Avis Fleet converts all of the Series A Preferred and (c) automatically upon the bankruptcy of Avis Fleet or any of the Company's Significant Subsidiaries as defined in the certificate of designation for the Series A Preferred (a "Bankruptcy Event"). Each share of Series A Preferred is convertible currently into one share of Class B Common Stock (the "Conversion Rate"). The Conversion Rate may be adjusted from time to time to avoid dilution to the holder thereof if, prior to conversion of the Series A Preferred, the Company (w) declares a dividend on the Common Stock payable in kind, (x) splits outstanding Common Stock into a greater number of shares,
(y) combines outstanding Common Stock into a smaller number of shares or
(z) issues any Common Stock by reclassification (each an "Adjustment Event"). Upon an Adjustment Event, the Minimum Price will also be appropriately adjusted.

    Until June 30, 2004, dividends on the Series A Preferred are payable at the option of Avis Fleet in shares of its Series B Cumulative PIK Preferred Stock (the "Series B Preferred") which, by their terms, but subject to the approval by the Company's stockholders of the Certificate Amendment, are also convertible into shares of Class B Common Stock of the Company (a) at the option of PHH upon a Non-Compliance Event and (b) automatically upon a Bankruptcy Event. Dividends on the Series B Preferred accrue annually at the rate of 5% and are payable semi-annually on January 1 and July 1 of each year. Until January 1, 2005, dividends on the Series B Preferred are payable in kind at the option of Avis Fleet. On January 1, 2000, Avis Fleet issued 180,000 shares of Series B Preferred to PHH in payment of its dividend obligation for the Series A Preferred on such date.

    Each share of Series B Preferred is convertible currently into that number of whole shares of Class B Common Stock equal to the quotient obtained by dividing $50 by the average trading price of the Company's Class A Common Stock for the 30-day consecutive period preceding the date of conversion. This conversion rate is also subject to adjustment upon an Adjustment Event.

    Under the terms of both the Series A and the Series B Preferred (i) after June 30, 2004, Avis Fleet will have the option to redeem any of the Series A or the Series B Preferred and (ii) after June 30, 2011, Avis Fleet will be required to redeem all the shares of the Series A and/or the Series B Preferred, by payment in cash equal to the liquidation preference of $50 per share.

    Based upon the current conversion rates and assuming that (a) the Certificate Amendment is approved by the Company's shareholders and becomes effective and (b) the required earnings threshold and $50 market price for the Company's Class A Common Stock are met, the shares of the Series A Preferred currently held by PHH would have been convertible into 18.8% of the total outstanding shares of the Company's Common Stock as of February 14, 2000, adjusted to give effect to such conversion, and Cendant's beneficial ownership of the Company's Common Stock as of such date would have been 33.2%, of which only 20% would have been voting Class A Common Stock.

    In the event the Company's stockholders do not approve the Certificate Amendment, the dividend rate on the Series A Preferred and the Series B Preferred will automatically increase from the existing 5% to 12% on June 30, 2000 and such increase will be retroactive from the issue dates for such shares. This increase in the dividend rate on the Series A Preferred and the Series B Preferred would require an additional $25.8 million in dividends to be paid to PHH, which payment would have a significant dilutive effect on the Company's earnings in 2000. It is anticipated that this dilution would also be compounded in future years as dividends on the Series A Preferred and the Series B Preferred are paid in shares of Series B Preferred.

    The Board of Directors believes that it is in the best interest of the Company for the stockholders to approve the Certificate Amendment in order to avoid the increase in the dividend rate on the Series A Preferred and the Series B Preferred and the resulting dilutive effect on earnings.

    No further vote of the stockholders will be required prior to issuance of the Class B Common Stock except as otherwise required by applicable law or the rules of the New York Stock Exchange. However, the Board of Directors of the Company may only issue shares of Class B Common Stock to PHH in the limited circumstances described in the preceding paragraphs.

    The Certificate Amendment is not intended to have an anti-takeover effect. However, if the Certificate Amendment is approved by the Company's stockholders, Avis Fleet will have the right to cause the Series A Preferred and the Series B Preferred to be converted into Class B Common Stock of the Company under certain circumstances. If these circumstances were to exist, the Company could cause the conversion of the Series A Preferred and the Series B Preferred into Class B Common Stock to make any attempt by a third party to gain control of the Company more difficult, costly or time consuming.

    Furthermore, if the Certificate Amendment is approved by the Company's stockholders, PHH will be entitled, (i) under certain circumstances, to convert the Series A Preferred and the Series B Preferred into Class B Common Stock of the Company and (ii) upon the occurrence of a change of control (as defined in the Certificate Amendment) and under certain other circumstances, to convert the Class B Common Stock into Class A Common Stock. If this were to occur, Cendant's beneficial ownership of the Class A Common Stock, and therefore its voting power, would increase accordingly. PHH also has the right to sell Class B Common Stock to third parties, in which case, the Class B Common Stock would be automatically converted into the voting Class A Common Stock. The issuance of Class A Common Stock upon conversion of Class B Common Stock would dilute the voting power of the existing holders of the Company's Common Stock and could be used to frustrate a third party's attempt to gain control of the Company.

    Pursuant to the Certificate and Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote is required for approval of the Certificate Amendment. Abstentions and broker non-votes will be counted and will have the same effect as a vote against this proposal.

    This Proxy Statement contains statements related to future results, which are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, including the impact of competitive products and pricing, changing market conditions; and risks which are detailed from time to time in the Company's publicly-filed documents, including its Annual Report on Form 10-K for the period ended December 31, 1999. Actual results may differ materially from those projected. These forward-looking statements represent the Company's judgements as of the date of this Proxy Statement.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                        THAT YOU VOTE FOR THIS PROPOSAL.

                  APPROVAL OF 2000 INCENTIVE COMPENSATION PLAN



                                  [PROPOSAL 4]



    The Compensation Committee has approved, and the Board of Directors has ratified, the adoption of the Avis Group Holdings, Inc. 2000 Incentive Compensation Plan (the "Plan") subject to stockholder approval. The Plan is intended to promote the long-term success of the Company and increase shareholder value by attracting, motivating, and retaining key employees of the Company and its subsidiaries and affiliates, and by motivating consultants who provide significant services to the Company and its subsidiaries and affiliates. To achieve this purpose, the Plan allows the granting of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance unit awards, performance share awards and cash-based awards (collectively, "Awards") to eligible persons.



    Subject to adjustment for certain changes in the Company's capitalization (described below under "Changes in Capital"), a total of 1,500,000 shares of Common Stock (which may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares that the Company or a subsidiary has reacquired), would be available for issuance under the Plan if the Plan is approved by the stockholders. No more than 300,000 shares of such authorized total may be issued as restricted stock under the Plan.



    The Company has no intention to use the Plan for any corporate purpose other than to recruit and retain, and provide stock-based performance incentives to, eligible employees and consultants of the Company and its subsidiaries and affiliates.



    The following paragraphs provide a summary of the principal features of the Plan and its operation. This summary is qualified in its entirety by reference to the Plan, a complete copy of which is attached hereto as Appendix B.



ADMINISTRATION OF THE PLAN



    The Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee will have the exclusive discretionary authority to operate, manage and administer the Plan in accordance with its terms. Subject to the terms of the Plan, the Compensation Committee has the sole discretion to determine the employees and consultants who will be granted Awards, the size and types of such Awards, and the terms and conditions of such Awards. The Compensation Committee will determine the form and content of award agreements which grant Awards under the Plan. The Compensation Committee will interpret the Plan and award agreements thereunder and will have authority to correct any errors, supply any omissions and reconcile any inconsistencies in the Plan and/or any award agreements. The Compensation Committee's decisions and actions concerning the Plan will be final and conclusive. Within the limitations of the Plan and applicable law, the Compensation Committee may delegate its responsibilities under the Plan to persons selected by it, and the Board of Directors will be permitted to exercise all of the Compensation Committee's powers under the Plan.



PARTICIPATION



    The Compensation Committee may grant Awards under the Plan to officers, employees and consultants of the Company and its subsidiaries and affiliates designated by the Compensation Committee. However, only employees of the Company and its subsidiaries (as defined in the Plan) will be eligible to receive "incentive stock options" under the Plan. Directors who are not also employees of the Company or its subsidiaries or affiliates are not eligible to participate in the Plan.



    The actual number of employees and consultants who will receive Awards under the Plan cannot be determined because selection for participation in the Plan is in the discretion of the Compensation Committee. Similarly, the performance goals which may determine the degree of payout and/or vesting with respect to such Awards may vary from year to year and from participant to participant. Therefore, benefits under the Plan are not determinable. No Awards will be granted under the Plan unless the Plan is approved by the stockholders.



OPTIONS



    The Compensation Committee may grant either "incentive stock options" ("ISOs") (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) or options not subject to Section 422 of the Code ("NQSOs"). The number of shares covered by each option will be determined by the Compensation Committee, but during any fiscal year of the Company, no participant may be granted options for more than 250,000 shares of Common Stock.



    The exercise price of each option is set by the Committee but generally cannot be less than 100% of the fair market value (as defined in the Plan) of a share of Common Stock on the date of grant, or, in any event, less than $17, the offering price of the Common Stock in the Company's initial public offering which occurred on September 23, 1997. Thus, an option will have value only if the Common Stock appreciates in value after the date of grant. On March 10, 2000, the fair market value of a share of Common Stock was $15.25.



    The exercise price of each option must be paid in full in cash at the time of exercise. The Compensation Committee also may permit payment through the tender of shares of Common Stock that are already owned by the participant, by using a "cashless exercise" procedure, or by any other legal means which the Compensation Committee determines to be consistent with the Plan's purpose.



    Options become exercisable at the time and on the terms established by the Compensation Committee. Options expire at the time established by the Compensation Committee, but in no event may an option be exercised later than the tenth anniversary of the date of grant.



STOCK APPRECIATION RIGHTS



    SARs are Awards that, upon their exercise, give a participant the right to receive from the Company an amount equal to (i) the number of shares for which the SAR is exercised, multiplied by (ii) the difference between the fair market value of a share of Common Stock on the date of exercise and the grant price of the SAR. The Compensation Committee will have the discretion to determine whether a SAR is settled in cash, shares of Common Stock, or a combination of cash and shares. SARs may be granted in tandem with options or may be granted on an independent basis. The Compensation Committee will determine the terms and conditions of each SAR, including its vesting schedule, and the times and terms on which SARs may be exercised. However, the grant price of a SAR cannot be less than 100% of the fair market value of a share of Common Stock on the date of grant of such SAR (except that a SAR granted in tandem with a previously granted option will have a grant price equal to the exercise price of such option), or, in any event, less than the offering price of the Common Stock in the Company's initial public offering. SARs expire at the times established by the Compensation Committee, but are subject to the same maximum time limits as are applicable to options granted under the Plan. A SAR granted in tandem with an option will be exercisable to the extent such related option is exercisable. Such an option will no longer be exercisable to the extent that the participant exercises any SAR granted in tandem with such option. Likewise, a SAR will not be exercisable to the extent of the exercise or expiration of the related option. The number of shares covered by each SAR will be determined by the Compensation Committee, but no participant may be granted SARs for more than 150,000 shares of Common Stock in any one fiscal year of the Company.



RESTRICTED STOCK AWARDS



    Restricted stock Awards are shares of Common Stock that are granted to a participant subject to the satisfaction of such terms and conditions as the Compensation Committee may determine. Vesting may be based on continued employment (or other period of service) and/or satisfaction of performance goals or other conditions established by the Compensation Committee. Until such time as these restrictions lapse, shares of restricted stock are subject to forfeiture and may not be sold, assigned, pledged or otherwise disposed of by the participant who holds such shares. Nevertheless, such participant will receive dividends, if any (which may be subject to the same restrictions as the restricted stock, if the Compensation Committee so provides), and have voting rights and all other rights of a stockholder during the restricted period, unless the Compensation Committee provides otherwise in the grant. The number of shares of restricted stock granted to a participant will be determined by the Compensation Committee, but no participant may be granted more than 100,000 shares of Common Stock in the form of restricted stock Awards in a single fiscal year of the Company. In addition, no more than 300,000 shares of the 1,500,000 shares of Common Stock authorized for issuance under the Plan may be awarded in the form of restricted stock.



    In determining the vesting schedule for each award of restricted stock, the Compensation Committee may impose whatever conditions to vesting it determines to be appropriate. For example, the Compensation Committee may (but is not required to) provide that restricted stock will vest only if one or more pre-established objective performance goals are satisfied. In order for the Award to qualify as "performance-based" compensation under Section 162(m) of the Code (SEE "Certain Federal Income Tax Consequences" below), the Compensation Committee must use one or more of the following performance criteria in setting such performance goals: (1) earnings per share, (2) net income, (3) share price (including return relative to a designated market index), (4) cash flow return on investments, (5) return measures (such as return on assets, equity or sales) or (6) earnings before or after taxes. The Compensation Committee may apply the performance measures on a corporate or business unit basis, as deemed appropriate in light of the participant's specific responsibilities. The Compensation Committee may, in its discretion, adjust the determination of the degree of attainment of any pre-established performance goal; however, with respect to Awards which are intended to qualify for the "performance-based" compensation exception to Section 162(m) of the Code, the Compensation Committee may adjust the degree of attainment of such performance goals upward but not downward.



    When shares of restricted stock vest, they are delivered to the participant free of restrictions. Upon termination of employment or a period of service, a participant's shares of restricted stock will vest or be forfeited in accordance with the terms of the participant's restricted stock award agreement. Shares of restricted stock subject to performance goals will be forfeited to the extent such performance goals are not met. However, the Compensation Committee may, in its discretion, accelerate the vesting, or waive any forfeitures, of restricted stock Awards not intended to qualify for the "performance-based" compensation exception to Section 162(m) of the Code.



PERFORMANCE UNITS, PERFORMANCE SHARES AND CASH-BASED AWARDS



    Performance units, performance shares or cash-based Awards granted to a participant are amounts credited to a bookkeeping account established for the participant. A performance unit has an initial value that is established by the Compensation Committee at the time of its grant. A performance share has an initial value equal to the fair market value of a share of Common Stock on the date of grant. Each cash-based Award has a value that is established by the Compensation Committee at the time of its grant. The number of performance units, performance shares and cash-based Awards granted to a participant will be determined by the Compensation Committee, but the maximum aggregate payout with respect to performance share Awards, performance unit Awards or cash-based Awards granted to a participant in any one fiscal year of the Company may not exceed the value of 150,000 shares of Common Stock at the beginning of the applicable performance period.



    Whether a performance unit, performance share or cash-based Award actually will result in a payment to a participant will depend upon the extent to which performance goals established by the Compensation Committee are satisfied. The applicable performance goals will be determined by the Compensation Committee using the same performance criteria as are discussed above with respect to restricted stock.

The Compensation Committee may, in its discretion, waive any performance goal requirements relating to Awards not intended to qualify as "performance-based" compensation under Section 162(m) of the Code.



    After a performance unit, performance share or cash-based Award has vested (that is, after the applicable performance goals or goal have been achieved), the participant will be entitled to receive a payout of cash, Common Stock or a combination thereof, as determined by the Compensation Committee.



TRANSFERABILITY AND CERTAIN OTHER TERMS OF AWARDS



    Options, SARs, unvested restricted stock, performance shares, performance units and cash-based Awards granted under the Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, unless permitted by the Compensation Committee with respect to Awards other than ISOs or performance shares, performance units or cash-based awards. However, a participant may designate one or more beneficiaries to receive any exercisable or vested Awards following his or her death.



    The Compensation Committee may permit or require a participant to defer until a later date delivery of shares or cash otherwise deliverable upon exercise, vesting or payment of such participant's Award. The Compensation Committee may also extend loans, on terms and conditions it establishes, to participants in connection with the exercise or receipt of their Awards.



CHANGE-OF-CONTROL TRANSACTIONS



    Upon the occurrence of a Change-of-Control Transaction (as defined in the Plan), (i) all options and SARs granted under the Plan become fully exercisable,
(ii) any restrictions imposed on outstanding Awards of restricted stock will lapse and (iii) the target payout opportunities attainable under all outstanding performance-based restricted stock, performance units, performance shares and cash-based Awards will be deemed to have been fully earned for the entire performance period(s) as of or immediately prior to the effective date of the Change-of-Control Transaction. The Plan also gives the Compensation Committee discretion, in the event of a Change-of-Control Transaction, to substitute for shares of Common Stock subject to options or SARs outstanding under the Plan shares or other securities of the surviving or successor corporation, or another corporate party to the transaction, with approximately the same value, or to cash out outstanding options or SARs based upon the highest value of the consideration received for the Common Stock in such transaction, or, if higher, the highest fair market value of the Common Stock during the 30 business days immediately prior to the closing or expiration date of the Change-of-Control Transaction, reduced by the exercise price or grant price of the option or SAR cashed out. The Compensation Committee may provide that any Award the payment of which was deferred under the Plan shall be paid or distributed as of, or promptly following, a Change-of-Control Transaction. The Compensation Committee may also provide that any Awards subject to any such acceleration, payment, adjustment or conversion cannot be exercised after, or will terminate as of, a Change-of-Control Transaction. If a Change-of-Control Transaction disqualifies an employee's ISOs from favorable "incentive stock option" tax treatment under the Code or results in the imposition of certain additional taxes on such an employee, the Compensation Committee has discretion to authorize the Company to make a cash payment that would leave such an employee in the same after-tax position that he or she would have been in had such disqualification not occurred, or to otherwise equalize such employee for such taxes.



CHANGES IN CAPITAL



    In order to prevent dilution or enlargement of rights intended to be made available under the Plan or outstanding Awards, or as otherwise necessary, the Compensation Committee will, in its discretion, make appropriate and equitable adjustments in (a) the number, class and type of shares available under the Plan, (b) the Plan's limits on the number of shares that can be subject to Awards granted to a single participant during a single fiscal year, and (c) the number, class, type and price (as applicable) of shares under each outstanding Award, in the event of changes in the Company's outstanding Common Stock resulting from certain changes in the Company's corporate capitalization or structure, such as the payment of a stock dividend, a stock split, a recapitalization, reorganization, merger or consolidation, a spin-off, liquidation or distribution of assets or the issuance of warrants or rights or convertible securities with respect to the Common Stock.



AMENDMENT AND TERMINATION OF THE PLAN



    The Board of Directors may amend, alter, suspend or terminate the Plan. However, the Board of Directors will be required to obtain approval of the shareholders, if such approval is required by any applicable law (including requirements relating to ISOs) or rule, of any amendment of the Plan that would:
(i) Except in the event of certain changes in capital of the Company (as described above under "Changes in Capital"), increase the number of shares of Common Stock that may be delivered under the Plan, or that may be subject to Awards granted to a single participant during a single fiscal year;
(ii) decrease the minimum option exercise price, or SAR grant price, required by the Plan; (iii) change the class of persons eligible to receive Awards under the Plan; or (iv) extend the duration of the Plan or the exercise period of any options or SARs granted under the Plan. The Compensation Committee may amend outstanding Awards. However, unless otherwise required by law or specifically provided for in the Plan, no such amendment or termination of the Plan or amendment of outstanding Awards may materially impair the previously accrued rights of any participant under the Plan without his or her written consent. Additionally, the provisions of the Plan described above under "Change-of-Control Transactions" may not be amended, terminated or modified on or after the date of a Change-of-Control Transaction to affect materially adversely any participant's outstanding Award, without any such participant's consent.



    The Plan will remain in effect until all shares of Common Stock available under the Plan have been purchased or acquired, unless the Plan is terminated earlier by the Board of Directors. However, no Awards may be granted under the Plan on or after May 16, 2010.



TAX WITHHOLDING OBLIGATIONS



    If any tax withholding obligations arise under applicable law with respect to any Award granted to a participant under the Plan, the Plan requires the participant to pay, or make other satisfactory arrangements to pay, in cash, any such taxes at the time the income with respect to such Award is first includible in the participant's taxable income. The Compensation Committee may permit a participant to elect to satisfy all or a part of such tax obligations by requesting that the Company withhold shares otherwise deliverable to such participant under his or her Award and/or by tendering shares of Common Stock already owned by such participant for at least six months. The Company may also, in accordance with applicable law, deduct any such taxes from amounts that are otherwise due to such a participant.



CERTAIN FEDERAL INCOME TAX CONSEQUENCES



    The following is a brief summary of certain significant United States Federal income tax consequences, under the Code, as in effect on the date of this summary, applicable to the Company and Plan participants in connection with Awards under the Plan. This summary is not intended to be exhaustive, and, among other things, does not describe state, local or foreign tax consequences, or the effect of gift, estate or inheritance taxes. References to "the Company" in this summary of tax consequences mean Avis Group Holdings, Inc., or any affiliate of Avis Group Holdings, Inc. that employs a Plan participant, as the case may be.



    The grant of options under the Plan will not result in taxable income to a participant who receives such an option or an income tax deduction for the Company. However, the transfer of Common Stock to a participant upon exercise of his or her option may or may not give rise to taxable income to the participant and a tax deduction for the Company, depending upon whether such option is an ISO or NQSO.



    The exercise of a NQSO by a participant generally results in immediate recognition of taxable ordinary income by the participant and a corresponding tax deduction for the Company in the amount by which the fair market value of the shares of Common Stock purchased, on the date of such exercise, exceeds the aggregate exercise price. Any appreciation or depreciation in the fair market value of such shares after the date of such exercise will generally result in a capital gain or loss to the participant at the time he or she disposes of such shares.



    In general, the exercise of an ISO by a participant is exempt from income tax (although not from the alternative minimum tax) and does not result in a tax deduction for the Company at any time unless the participant disposes of the Common Stock purchased thereby within two years of the date such ISO was granted or one year of the date of such exercise (known as a "disqualifying disposition"). If these holding period requirements under the Code are satisfied, and if the participant has been an employee of the Company at all times from the date of grant of the ISO to the day three months before such exercise (or twelve months in the case of termination of employment due to disability), then such participant will recognize any gain or loss upon disposition of such shares as capital gain or loss. However, if the participant makes a disqualifying disposition of any such shares, he or she will generally be obligated to report as taxable ordinary income for the year in which such disposition occurs the excess, with certain adjustments, of the fair market value of the shares disposed of, on the date the ISO was exercised, over the exercise price paid for such shares. The Company would be entitled to a tax deduction in the same amount so reported by such participant. Any additional gain realized by such participant on such a disqualifying disposition of such shares would be capital gain. If the total amount realized in a disqualifying disposition is less than the exercise price of the ISO, the difference would be a capital loss for the participant.



    The granting of SARs does not produce taxable income to a participant who receives a SAR or a tax deduction to the Company. Upon the exercise of a SAR, the amount of any cash the participant receives and the fair market value as of the exercise date of any Common Stock received are generally taxable to the participant as ordinary income and deductible by the Company.



    A participant will not recognize any taxable income upon the award of restricted stock which is not transferable and is subject to a substantial risk of forfeiture. Dividends paid with respect to restricted stock prior to the lapse of restrictions applicable to such stock will be taxable as compensation income to the participant. Generally, a participant will recognize taxable ordinary income at the first time such stock becomes transferable or no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of such shares of Common Stock on the date the restrictions lapse. However, a participant may elect to recognize taxable ordinary income upon the grant of restricted stock based on the fair market value of the shares of Common Stock subject to such award on the date of such award. If a participant makes such an election, dividends paid with respect to such restricted shares, if any, will not be treated as compensation, but rather as dividend income, and the participant will not recognize additional taxable income when the restrictions applicable to such restricted stock lapse. Assuming compliance with the applicable withholding requirements, the Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by a participant in connection with his or her restricted stock award in the Company's taxable year in which such participant recognizes such income.



    The receipt of a performance unit, performance share or cash-based Award will not generally result in the recognition of taxable income by a participant. The payment of a performance unit, performance share or cash-based Award will generally result in immediate recognition of taxable ordinary income by a participant equal to the amount of any cash paid or the then-current fair market value of the shares of Common Stock received (and a corresponding tax deduction by the Company); however, to the extent that such Common Stock is not transferable and subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of restricted stock Awards, described above.



    Under Section 162(m) of the Code, the Company may be limited as to Federal income tax deductions to the extent that total annual compensation in excess of $1 million is paid to any of the Company's Named Executive Officers. However, certain "performance-based compensation" the material terms of which are disclosed to and approved by the Company's stockholders is not subject to this deduction limitation. The Plan has been structured with the intention that compensation resulting from options and free-standing SARs granted under the Plan will be qualified performance-based compensation and, assuming shareholder approval of the Plan, deductible without regard to the limitations otherwise imposed by Section 162(m) of the Code. The Plan allows the Compensation Committee discretion to award tandem SARs, restricted stock, performance shares, performance units and cash-based Awards that are intended to be qualified performance-based compensation.



    Under certain circumstances, accelerated vesting, exercise or payment of Awards under the Plan in connection with a "change in control" of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute payment provisions of Section 280G of the Code. To the extent it is so considered, the participant holding such an Award would be subject to an excise tax equal to 20 percent of the amount of the excess parachute payment, and the Company would be denied a tax deduction for the excess parachute payment.



REASONS FOR ADOPTION OF THE PLAN



    On June 30, 1999, the Company acquired the car leasing, vehicle management and fuel card businesses of PHH, an acquisition which increased the Company's revenues from approximately $2.5 billion to $4.1 billion on a pro forma basis. In order to integrate these businesses successfully with the existing operations of the Company, key employees of the former PHH businesses were awarded options under the Company's 1997 Plan. Of the shares authorized for issuance pursuant to the 1997 Plan, only 388,200 shares remained available for grant as of March 10, 2000. The Board of Directors believes that adoption of the Plan is necessary in order for the Company to compete with other companies in attracting and retaining the most experienced and able employees and consultants and in order to motivate existing and future officers, employees and consultants of the Company and its subsidiaries and affiliates to achieve the Company's goals. Inasmuch as the Plan also provides for the granting of Awards which are performance-based, the Board of Directors believes that the Plan aligns the economic interests of the employees and consultants of the Company and its subsidiaries and affiliates with those of the Company's stockholders.



    Pursuant to applicable Delaware law, adoption of the Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, and entitled to vote. The Company's Named Executive Officers have an interest in this proposal.



                       THE BOARD OF DIRECTORS UNANIMOUSLY
                  RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

                             STOCKHOLDER PROPOSALS


    Proposals received from stockholders are given careful consideration by the Company in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement and form of proxy for the Company's 2001 annual meeting of stockholders if they are received by the Company on or before December 16, 2000. Any proposal should be directed to the attention of the Secretary, Avis Group Holdings, Inc., 900 Old Country Road, Garden City, New York 11530. In order for a shareholder proposal submitted outside of Rule 14a-8 to be considered "timely" within the meaning of Rule 14a-4(c), such proposal must be received by the Company on or prior to February 28, 2001.


                             FINANCIAL INFORMATION

    The information required by Item 13(a) of Schedule 14A will be set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1999, which information is incorporated herein by reference.

                                          By Order of the Board of Directors
                                          KAREN C. SCLAFANI
                                          SECRETARY


Dated: April 14, 2000

                                                                      APPENDIX A

                             CERTIFICATE AMENDMENT

    FOURTH: (a) AUTHORIZED CAPITAL STOCK. The total number of shares of capital stock which the Corporation shall have authority to issue is 135,000,000 shares of capital stock, consisting of (i) 100,000,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), (ii) 15,000,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Common Stock") and
(iii) 20,000,000 shares of preferred stock, par value $.01 per share (the Preferred Stock"). The Class A Common Stock and Class B Common Stock are sometimes collectively referred to herein as the "Common Stock". Notwithstanding the foregoing, no shares of Class B Common Stock may be issued except upon, and all authorized shares of Class B Common Stock shall be reserved for issuance upon, the conversion, pursuant to the terms of their respective Certificate of Designation or the Stockholders Agreement, dated as of June 30, 1999, by and among the Corporation, Fleet (as hereinafter defined) and PHH Corporation, of shares of the Series A Cumulative Participating Redeemable Convertible Preferred Stock (the "Fleet Series A Preferred") of Avis Fleet Leasing and Management Corporation ("Fleet") and/or the Series B Cumulative PIK Preferred Stock of Fleet (the "Fleet Series B Preferred" and together with the Fleet Series A Preferred, the "Fleet Preferred"), as the case may be, being converted. In addition, any share of Class B Common Stock redeemed, purchased or otherwise acquired by the Corporation may not be reissued as a share of Class B Common Stock.

    (b) COMMON STOCK. The powers, preferences and rights, and the qualifications, limitations and restrictions of the Common Stock are as follows:

        (1) RANKING. Except as otherwise expressly provided in this Amended and Restated Certificate of Incorporation, the powers, preferences and rights of each share of Common Stock, and the qualifications, limitations and restrictions thereof, shall be in all respects identical. In this regard, all stock splits, stock combinations and/or other reclassifications shall apply PARI PASSU to the issued and outstanding shares of Class A Common Stock and the issued and outstanding shares of Class B Common Stock.

        (2) VOTING. (A) Class A Common Stock. Except as otherwise expressly required by law or provided in this Amended and Restated Certificate of Incorporation, each outstanding share of Class A Common Stock shall be entitled to vote on each matter on which the stockholders of the Corporation shall be entitled to vote, and each holder of Class A Common Stock shall be entitled to one vote for each share of such stock held by such holder.

           (B) CLASS B COMMON STOCK. Except as otherwise required by law (in which case, holders of Class B Common Stock shall vote (at the rate of one vote for each share of such stock held) as a single class unless otherwise required by law), each outstanding share of Class B Common Stock shall not entitle the holder thereof to vote on any matter on which the stockholders of the Corporation shall be entitled to vote, and shares of Class B Common Stock shall not be included in determining the number of shares voting or entitled to vote on any such matters.

           (C) NO CUMULATIVE VOTING. The holders of shares of Common Stock shall not have cumulative voting rights.

        (3) CONVERSION. (A) OPTIONAL CONVERSION. Each share of Class B Common Stock beneficially owned by a Cendant Affiliate (as defined herein) may be converted at the option of the holder thereof into one share of validly issued, fully paid and non-assessable share of Class A Common Stock at any time and from time to time (i) if at the time of such reclassification and conversion, and after giving effect thereto, the aggregate number of the issued and outstanding shares of Class A Common Stock beneficially owned by all Cendant Affiliates does not exceed 20% of the aggregate number of all issued and outstanding shares of Class A Common Stock or (ii) upon or after the occurrence of (1) a bankruptcy or insolvency of the Corporation and/or (2) a Change of Control (as defined herein). Any conversion of shares of Class B Common Stock into shares of Class A Common Stock pursuant to this clause (3)(A) shall be effected by the delivery to the Corporation at its principal executive office of the certificates representing shares to be converted, duly endorsed, together with written instructions that the shares are to be converted pursuant to this clause (3)(A) (and identifying the basis for such conversion) and accompanied, in the case of a conversion pursuant to clause (i) above, by a statement setting forth the aggregate number of shares of Class A Common Stock held by all Cendant Affiliates as of the date of such delivery. The issuance of a certificate or certificates for shares of the Class A Common Stock upon conversion of shares of the Class B Common Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. For purposes of this clause (3)(A), (i) "Cendant Affiliate" shall mean Cendant and each Affiliate of Cendant (other than the Corporation or any subsidiary of the Corporation); (ii) "Cendant" shall mean Cendant Corporation and any successor thereto by merger, consolidation, transfer of all or substantially all of its assets or otherwise;
    (iii) "Affiliate" shall mean, with respect to any person, company, corporation or entity (herein, a "Person"), any other Person directly or indirectly controlling, controlled by, or under common control with such first Person; and (iv) "Change of Control" shall mean a transaction or series of related transactions by which (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than a Cendant Affiliate, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than (1) 25% of the total voting power of all of the voting stock of the Corporation then outstanding at any time Cendant controls 25% or more of such voting power and (2) 20% of the total voting power of all voting stock of the Corporation at any time Cendant controls less than 25% of such voting power (the "Relevant Percentage") except in each case to the extent such person or group becomes such beneficial owner solely as a result of transfers by Cendant Affiliates of shares of Common Stock and/or Fleet Preferred; (b)(1) another corporation merges into the Corporation or the Corporation consolidates with or merges into any other corporation or (2) the Corporation conveys, transfers or leases all or substantially all of its assets to any person or group, in one transaction or a series of related transactions other than any conveyance, transfer or lease between the Corporation and a wholly-owned subsidiary of the Corporation, with the effect that a person or group, other than a person or group which is the beneficial owner of more than the Relevant Percentage of the total voting power of all voting stock of the Corporation immediately prior to such transaction, becomes the beneficial owner of more than the Relevant Percentage of the total voting power of all voting stock of the surviving or transferee corporation of such transaction or series; or
    (c) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by the Board of Directors, or whose nomination for election by the Corporation's shareholders, was approved by a vote of a majority of the Directors of the Corporation then still in office who were either Directors of the Corporation at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors of the Corporation then in office.

           (B) AUTOMATIC CONVERSION. Upon the transfer, sale or disposition for value of the beneficial ownership of any shares of Class B Common Stock to any person other than to a Cendant Affiliate, each such share of Class B Common Stock shall be reclassified as and converted automatically, without any action on the part of the holder thereof, into one validly issued, fully paid and non-assessable share of Class A Common Stock, without any action by the holder thereof and shall be converted without charge for any stamp or other similar tax in respect of such conversion.

        (4) RESERVATION. The Corporation shall at all times reserve and keep available out of its authorized but unissued Class A Common Stock, solely for the purpose of effecting conversions of Class B Common Stock into shares of Class A Common Stock pursuant to clause (b)(3) of this Article Fourth, the full number of shares of Class A Common Stock from time to time issuable upon the conversion of all shares of Class B Common Stock then outstanding and shall take all such action and obtain all such permits or orders as may be necessary to enable the Corporation lawfully to issue such shares upon any such conversion.

        (5) DIVIDENDS; STOCK SPLITS. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Amended and Restated Certificate of Incorporation, as it may be amended from time to time, holders of shares of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation when, as and if declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

        (6) LIQUIDATION, DISSOLUTION, ETC. In the event of any liquidation, dissolution or winding up (either voluntary or involuntary) of the Corporation, the holders of shares of Common Stock shall be entitled to receive the assets and funds of the Corporation available for distribution after payments to creditors and to the holders of any Preferred Stock of the Corporation that may at the time be outstanding, in proportion to the number of shares held by them, respectively, without regard to class.

        (7) MERGER, ETC. In the event of a merger or consolidation of the Corporation with or into another entity (whether or not the Corporation is the surviving entity), the holders of each share of Common Stock shall be entitled to receive the same per share consideration on a per share basis.

        (8) NO PREEMPTIVE OR SUBSCRIPTION RIGHTS. No holder of shares of Common Stock shall be entitled to preemptive or subscription rights.

        (9) POWER TO SELL AND PURCHASE SHARES. Subject to the requirements of applicable law and the terms of this Amended and Restated Certificate of Incorporation, the Corporation shall have the power to issue and sell all or any part of any shares of any class of stock herein or hereafter authorized (other than shares of Class B Common Stock) to such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not greater consideration could be received upon the issue or sale of the same number of shares of another class, and as otherwise permitted by law. Subject to the requirements of applicable law, the Corporation shall have the power to purchase any shares of any class of stock herein or hereafter authorized from such persons, and for such consideration, as the Board of Directors shall from time to time, in its discretion, determine, whether or not less consideration could be paid upon the purchase of the same number of shares of another class, and as otherwise permitted by law.

        (10) AMENDMENTS TO CLASS OF COMMON STOCK. The consent of a majority of the holders of either Class A or Class B Common Stock, as the case may be (the "Affected Stock"), at the time outstanding, in the case of any amendment, alteration or repeal of any of the provisions of these Articles of Incorporation, as amended, so as to affect adversely any right, preference, privilege or power of such Affected Stock given in person or by proxy, either in writing or at a special meeting called for the purpose of approving such amendment, alteration or repeal, at which the Affected Stock shall vote separately as a class (unless the consent of the holders of a larger amount of such Affected Stock is then required by law) shall be necessary to effect or validate any such adverse amendment, alteration or repeal.

                                                                      APPENDIX B

                           AVIS GROUP HOLDINGS, INC.
                        2000 INCENTIVE COMPENSATION PLAN

                                    CONTENTS



Article 1.              Establishment, Purposes, and Duration.......................      1

Article 2.              Definitions.................................................      1

Article 3.              Administration..............................................      5

Article 4.              Shares Subject to the Plan and Maximum Awards...............      7

Article 5.              Eligibility and Participation...............................      9

Article 6.              Stock Options...............................................      9

Article 7.              Stock Appreciation Rights...................................     12

Article 8.              Restricted Stock............................................     14

                        Performance Units, Performance Shares, and Cash-Based
Article 9.              Awards......................................................     16

Article 10.             Performance Criteria........................................     18

Article 11.             Beneficiary Designation.....................................     19

Article 12.             Deferrals...................................................     20

Article 13.             No Implied Rights of Employees and Consultants..............     20

Article 14.             Change-of-Control Transactions..............................     20

Article 15.             Amendment, Modification, and Termination....................     23

Article 16.             Tax Withholding.............................................     24

Article 17.             Limits of Liability; Indemnification........................     25

Article 18.             Successors..................................................     26

Article 19.             Miscellaneous...............................................     26

                           AVIS GROUP HOLDINGS, INC.
                        2000 INCENTIVE COMPENSATION PLAN

ARTICLE 1.  ESTABLISHMENT, PURPOSES, AND DURATION

    1.1. ESTABLISHMENT OF THE PLAN. Avis Group Holdings, Inc., a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes this incentive compensation plan to be known as the "Avis Group Holdings, Inc. 2000 Incentive Compensation Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and Cash-Based Awards. Following adoption of the Plan by the Board of Directors, the Plan shall become effective as of the date (the "Effective Date") on which it is approved by the holders of a majority of the Company's outstanding Shares which is present and voted at a meeting held within the period ending twelve (12) months after the date the Plan is adopted by the Board. The Plan shall remain in effect as provided in Section 1.3.

    1.2. PURPOSES OF THE PLAN. The purposes of the Plan are to provide additional incentives to those officers, key employees and independent contractors of the Company and its eligible subsidiaries and affiliates whose substantial contributions are essential to the continued growth and success of the business of the Company and such subsidiaries and affiliates in order to strengthen their commitment to the Company and such subsidiaries and affiliates, and to attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company and to further align the interests of such officers, key employees and independent contractors with the interests of the stockholders of the Company. To accomplish such purposes, the Plan provides that the Company may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, and Cash-Based Awards.

    1.3. DURATION OF THE PLAN. The Plan shall commence on the Effective Date, as described in Section 1.1, and shall remain in effect, subject to the right of the Board of Directors to amend or terminate the Plan at any time pursuant to
Article 15, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions. However, in no event may an Award be granted under the Plan on or after ten years from the Effective Date.

ARTICLE 2.  DEFINITIONS

    Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:

        2.1. "AFFILIATE" means, other than the Company, (i) any corporation or limited liability company in an unbroken chain of corporations or limited liability companies ending with the Company if each corporation or limited liability company owns stock or membership interests (as applicable) possessing more than fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations or limited liability companies in such chain; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is more than fifty percent (50%) controlled (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; or (iii) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest.

        2.2. "AWARD" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares, Performance Units, or Cash-Based Awards.

        2.3. "AWARD AGREEMENT" means an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Awards granted to such Participant under the Plan.

        2.4. "BOARD" or "BOARD OF DIRECTORS" means the Board of Directors of the Company.

        2.5. "CASH-BASED AWARD" means an Award granted to a Participant, as described in Article 9.

        2.6. "CHANGE-OF-CONTROL TRANSACTION" means any transaction or series of transactions pursuant to or as a result of which (i) during any period of not more than 24 months, individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a third party who has entered into an agreement to effect a transaction described in clause (ii), (iii) or (iv) of this Section 2.6) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved (other than approval given in connection with an actual or threatened proxy or election contest), cease for any reason to constitute at least a majority of the members of the Board; (ii) beneficial ownership of 50% or more of the Shares (or other securities having generally the right to vote for election of the Board) of the Company shall be sold, assigned or otherwise transferred, directly or indirectly, other than pursuant to a public offering, to a third party, whether by sale or issuance of Shares or other securities or otherwise; (iii) the Company or any Subsidiary shall sell, assign or otherwise transfer, directly or indirectly, assets (including stock or other securities of Subsidiaries) having a fair market or book value or earning power of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any third party, other than the Company or a wholly-owned Subsidiary thereof; or (iv) control of 50% or more of the business of the Company shall be sold, assigned or otherwise transferred directly or indirectly to any third party.

        2.7. "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time, including regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

        2.8. "COMMITTEE" means the Compensation Committee of the Board of Directors, or such other committee appointed by the Board to administer the Plan and to perform the functions set forth herein.

        2.9. "CONSULTANT" means an independent contractor who performs services for the Company or a Subsidiary or Affiliate in a capacity other than as an Employee or director.

        2.10. "COVERED EMPLOYEE" means a Participant who, as of the date of vesting, exercise and/or payment of an Award, as applicable, is one of the group of "covered employees," as defined in Code Section 162(m), or any successor statute, and the regulations promulgated thereunder.

        2.11. "DISABILITY" means the inability, due to illness or injury, to engage in any gainful occupation to which the individual is suited by education, training or experience, which condition continues for at least six (6) months; PROVIDED, HOWEVER, that, for purposes of ISOs, "Disability" shall mean "permanent and total disability" as set forth in
    Section 22(e)(3) of the Code.

        2.12.  "EFFECTIVE DATE" shall have the meaning ascribed to such term in
    Section 1.1.

        2.13. "EMPLOYEE" means any officer or other employee of the Company, a Subsidiary and/or an Affiliate. Directors of the Company who are employed by the Company or a Subsidiary or Affiliate shall be considered Employees under the Plan.

        2.14. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

        2.15. "FAIR MARKET VALUE" means the fair market value of the Shares as determined by the Board in its sole discretion by such reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of a given date; PROVIDED, HOWEVER, that for purposes of
    Section 6.3 and 6.11(c), such fair market value shall be determined subject to Section 422(c)(7) of the Code; PROVIDED FURTHER, HOWEVER, that (A) if the Shares are admitted to trading on a national securities exchange, Fair Market Value on any date shall be the last sale price reported for the Shares on such exchange on such date or on the last date preceding such date on which a sale was reported, (B) if the Shares are admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or other comparable quotation system and have been designated as a National Market System ("NMS") security, Fair Market Value on any date shall be the last sale price reported for the Shares on such system on such date or on the last day preceding such date on which a sale was reported, or
    (C) if the Shares are admitted to quotation on NASDAQ and have not been designated as a NMS security, Fair Market Value on any date shall be the average of the highest bid and lowest asked prices of the Shares on such system on such date.

        2.16. "FISCAL YEAR" means the calendar year, or such other consecutive twelve-month period as the Board may select.

        2.17. "FREESTANDING SAR" means an SAR that is granted independently of any Options, as described in Article 7.

        2.18. "INCENTIVE STOCK OPTION" or "ISO" means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article 6 and which is designated as an Incentive Stock Option and which is intended to meet the requirements of Code Section 422.

        2.19. "NONQUALIFIED STOCK OPTION" or "NQSO" means a right to purchase Shares under the Plan in accordance with the terms and conditions set forth in Article 6 and which is not intended to meet the requirements of Code
    Section 422.

        2.20. "OPTION" or "STOCK OPTION" means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

        2.21. "OPTION PRICE" means the price at which a Share may be purchased by a Participant pursuant to an Option.

        2.22. "PARTICIPANT" means any Employee or Consultant who has received an Award that is outstanding and has not expired, terminated or been exercised, as applicable.

        2.23. "PERFORMANCE-BASED EXCEPTION" means the exception for qualified performance-based compensation from the tax deductibility limitations of
    Section 162(m) of the Code, or any successor statute, and the regulations promulgated thereunder.

        2.24.  "PERFORMANCE PERIOD" has the meaning given such term in
    Section 9.2.

        2.25. "PERFORMANCE SHARE" means an Award of a performance share granted to a Participant, as described in Article 9.

        2.26. "PERFORMANCE UNIT" means an Award of a performance unit granted to a Participant, as described in Article 9.

        2.27. "PERIOD OF RESTRICTION" means the period during which the transfer of Shares of Restricted Stock is limited in some way, and such Shares are subject to a substantial risk of forfeiture, as provided in
    Article 8.

        2.28. "RESTRICTED STOCK" means an Award granted to a Participant pursuant to Article 8.

        2.29. "RETIREMENT" means either (a) retirement in accordance with any employee benefit plan maintained by the Company that is intended to satisfy the requirements of Code Section 401(a) entitling a participant in such plan to a full pension or (b) retirement with the consent of the Board.

        2.30. "SECURITIES ACT" means the Securities Act of 1933, as it may be amended from time to time, including the regulations and rules promulgated thereunder and successor provisions and regulations and rules thereto.

        2.31. "SHARES" means the common stock, par value $.01 per share, of the Company (including any new, additional or different stock or securities resulting from any change in corporate capitalization as listed in
    Section 4.3).

        2.32. "STOCK APPRECIATION RIGHT" or "SAR" means an Award, granted alone (a Freestanding SAR) or in connection with a related Option (a Tandem SAR), designated as an SAR, pursuant to the terms of Article 7.

        2.33. "SUBSIDIARY" means any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in
    Section 424(f) of the Code.

        2.34. "TANDEM SAR" means a SAR that is granted in connection with a related Option pursuant to Article 7.

ARTICLE 3.  ADMINISTRATION

    3.1. GENERAL. The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee, but excluding matters which under any applicable law, regulation or rule, including, without limitation, any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time) or Section 162(m) of the Code, are required to be determined in the sole discretion of the Committee. If and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.

    3.2. COMMITTEE. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall consist of not less than two members of the Board. Appointment of Committee members shall be effective upon their acceptance of such appointment. Committee members may be removed by the Board at any time either with or without cause, and such members may resign at any time by delivering notice thereof to the Board. Any vacancy on the Committee, whether due to action of the Board or any other reason, shall be filled by the Board. The Committee shall keep minutes of its meetings. A majority of the Committee shall constitute a quorum and a majority of a quorum may authorize any action. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it has been made at a meeting duly held.

    3.3. AUTHORITY OF THE COMMITTEE. Except as limited by law or by the Certificate of Incorporation or By-Laws of the Company, and subject to the provisions herein, the Committee shall have full power, in accordance with the other terms and provisions of the Plan, to: select Employees and Consultants who may receive Awards under the Plan and become Participants; determine eligibility for participation in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards, including, without limitation, the Option Prices of Options and the grant prices of SARs; construe and interpret the Plan and any agreement or instrument entered into under the Plan, including, without limitation, any Award Agreement; make all determinations concerning termination of any Participant's employment or service with the Company or a Subsidiary or Affiliate, including, without limitation, whether such termination occurs by reason of Disability or Retirement or in connection with a Change-of-Control Transaction; establish and administer any terms, conditions, performance criteria, performance goals, restrictions, limitations, forfeiture, vesting or exercise schedule, and other provisions of or relating to any Award; construe any ambiguous provision of the Plan and/or the Award Agreements; correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Award Agreement or any other instrument relating to any Awards; establish, amend or waive rules, regulations or procedures for the Plan's operation or administration; grant waivers of terms, conditions, restrictions and limitations under the Plan or applicable to any Award, or accelerate the vesting or exercisability of any Award; (subject to the provisions of Article 15) amend the terms and conditions of any outstanding Award; offer to buy out an Award previously granted, based on such terms and conditions as the Committee shall establish with and communicate to the Participant at the time such offer is made; and permit the transfer of an Option or SAR or the exercise of an Option or SAR by one other than the Participant who received the grant of such Option or SAR (other than any such a transfer or exercise which would cause any ISO to fail to qualify as an "incentive stock option" under Section 422 of the Code). Further, the Committee shall exercise all such powers, perform all such acts and make all other determinations that may be necessary or advisable for the administration of the Plan.

    3.4. AWARD AGREEMENTS. Each Award shall be evidenced by an Award Agreement, which shall be executed by the Company and the Participant to whom such Award has been granted, unless the Award Agreement provides otherwise; two or more Awards granted to a single Participant may, however, be combined in a single Award Agreement. An Award Agreement shall not be a precondition to the granting of an Award; no person shall have any rights under any Award, however, unless and until the Participant to whom the Award shall have been granted
(i) shall have executed and delivered to the Company an Award Agreement or other instrument evidencing the Award, unless such Award Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Award. The Committee shall prescribe the form of all Award Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Award Agreements. Any Award Agreement may be supplemented or amended in writing from time to time as approved by the Committee; PROVIDED that the terms and conditions of any such Award Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

    3.5. DECISIONS BINDING. All determinations, decisions and actions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive and binding on all persons, including the Company and its stockholders, any Subsidiary or Affiliate, and all Employees, Consultants and Participants, and their estates and beneficiaries.

    3.6. DELEGATION OF ADMINISTRATION. Except to the extent prohibited by applicable law, including, without limitation, the requirements applicable under
Section 162(m) of the Code to any Award intended to qualify for the Performance-Based Exception or the requirements for any Award granted to an officer or director to be covered by any exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3, or any successor rule, as the same may be amended from time to time), or the applicable rules of a stock exchange, the Committee may, in its discretion, allocate all or any portion of its responsibilities and powers under this Article 3 to any one or more of its members and/or delegate all or any part of its responsibilities and powers under this Article 3 to any person or persons selected by it; PROVIDED, HOWEVER, that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. Any such authority delegated or allocated by the Committee under this Section 3.6 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee, and any such allocation or delegation may be revoked by the Committee at any time.

    3.7.  SUBSTITUTE AWARDS.  In the event that a transaction described in
Section 424(a) of the Code involving the Company or an Affiliate is consummated, such as the acquisition of property or stock from an unrelated corporation, or a merger or consolidation, individuals who become eligible to participate in the Plan in connection with such transaction, as determined by the Committee, may be granted Awards in substitution for stock options or stock or stock-based awards granted by another corporation that is a party to such transaction. The Committee shall determine, in its discretion and consistent with Section 424(a) of the Code, if applicable, and the terms of the Plan, though notwithstanding Section 6.3, the Option Price, if applicable, and other terms and conditions of such substitute Awards.

    3.8. FOREIGN PARTICIPANTS. The Committee shall have the authority to adopt such procedures and subplans and grant Options or other Awards on such terms and conditions as the Committee determines necessary or appropriate to permit participation in the Plan by individuals otherwise eligible to so participate who are foreign nationals or employed outside of the United States, or otherwise to conform to applicable requirements or practices of jurisdictions outside of the United States.

ARTICLE 4.  SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

    4.1. NUMBER OF SHARES AVAILABLE FOR GRANTS. The shares of stock subject to Awards granted under the Plan shall be Shares. Such Shares subject to the Plan may be either authorized and unissued shares (which will not be subject to preemptive rights) or previously issued shares acquired by the Company or any Subsidiary. Subject to adjustment as provided in Section 4.3, the number of Shares hereby reserved for issuance to Participants under the Plan shall be one million five hundred thousand (1,500,000) Shares, no more than three hundred thousand (300,000) Shares of which may be granted in the form of Restricted Stock Awards. The Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan; PROVIDED, HOWEVER, that (a) any Shares subject to an Option which for any reason expires or is terminated or canceled without having been fully exercised, and any Shares that are subject to any Restricted Stock Award or other Award granted under the Plan which are forfeited prior to the payment of any dividends thereon, may again be granted pursuant to an Award, subject to the limitations of this Article 4;
(b) if the Option Price of an Option granted under the Plan is paid by tendering to the Company Shares already owned by the holder of such Option, only the number of Shares issued net of the Shares so tendered shall be deemed issued for purposes of determining the total number of Shares that may be issued under the Plan; and (c) any Shares delivered under the Plan in assumption or substitution of outstanding, or obligations to grant future, stock options, stock or stock-based awards under plans or arrangements of an entity other than the Company or an Affiliate in connection with the Company or an Affiliate acquiring such other entity, or an interest in such an entity, or a transaction otherwise described in Section 3.7, shall not reduce the maximum number of Shares available for delivery under the Plan; PROVIDED FURTHER, HOWEVER, that the total number of Shares that may be issued pursuant to Incentive Stock Options shall be 1,500,000 Shares without application of clause (b) of this sentence.

    4.2. MAXIMUM AWARDS. The following rules shall apply to grants of all Awards under the Plan:

        (a) OPTIONS: The maximum aggregate number of Shares that may be subject to Options, pursuant to any Awards granted in any one Fiscal Year to any one Participant shall be two hundred fifty thousand (250,000) Shares.


        (b) SARS: The maximum aggregate number of Shares that may be subject to Stock Appreciation Rights, pursuant to any Awards granted in any one Fiscal Year to any one Participant shall be one hundred fifty thousand (150,000) Shares. Any Shares covered by Options which include Tandem SARs granted to one Participant in any Fiscal Year shall reduce this limit on the number of Shares subject to SARs that can be granted to such Participant in such Fiscal Year.


        (c) RESTRICTED STOCK: The maximum aggregate number of Shares that may be subject to Awards of Restricted Stock granted in any one Fiscal Year to any one Participant shall be one hundred thousand (100,000) Shares.

        (d) PERFORMANCE SHARES, PERFORMANCE UNITS AND CASH-BASED AWARDS: The maximum aggregate payment with respect to Cash-Based Awards or Awards of Performance Shares or Performance Units granted in any one Fiscal Year to any one Participant shall be equal to the value of one hundred fifty thousand (150,000) Shares (determined using the equivalent Fair Market Value as of the beginning of the applicable Performance Period of the Shares covered by such Award).

To the extent required by Section 162(m) of the Code, Shares subject to Options or SARs which are canceled shall continue to be counted against the limits set forth in paragraphs (a) and (b) immediately preceding, and if, after the grant of an Option or SAR, the price of Shares subject to such Option or SAR is reduced and the transaction is treated as a cancellation of the Option or SAR and a grant of a new Option or SAR, both the Option or SAR, as the case may be, deemed to be canceled and the Option or SAR deemed to be granted shall be counted against such limits set forth in paragraphs (a) and (b) immediately preceding.

    4.3. ADJUSTMENTS IN AUTHORIZED SHARES. Upon any changes in the outstanding Shares by reason of a change in corporate capitalization, such as an increase, reduction, or change or exchange of Shares for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368), issuance of warrants or rights, dividend or other distribution (whether in the form of cash, stock or other property), stock split or reverse stock split, spin-off, combination or exchange of shares, repurchase of shares, change in corporate structure or any partial or complete liquidation of the Company, such adjustment shall be made in the number, class and type of shares of stock which may be delivered under Section 4.1, in the number, class and type, and/or price (such as the Option Price of Options or the grant price of SARs) of shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.2, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights intended to be made available under the Plan or any Award, or as otherwise necessary to reflect any such change; PROVIDED, HOWEVER, that the number of Shares subject to any Award shall always be a whole number.

    4.4. NO LIMITATION ON CORPORATE ACTIONS. The existence of the Plan and any Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company or an Affiliate, any issue of debt, preferred or prior preference stock ahead of or affecting Shares, the authorization or issuance of additional Shares, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

    5.1. ELIGIBILITY. Employees and Consultants shall be eligible to become Participants and receive Awards in accordance with the terms and conditions of the Plan, subject to the limitations on granting of ISOs set forth in
Section 6.11(a). Directors of the Company or any Subsidiary or Affiliate who are not also employees of the Company or any Subsidiary or Affiliate shall not be eligible to participate in the Plan.

    5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may, from time to time, select Participants from all eligible Employees and Consultants and shall determine the nature and amount of each Award.

ARTICLE 6. STOCK OPTIONS

    6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

    6.2. AWARD AGREEMENT. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO. To the extent that any Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Option, or the portion thereof which does not so qualify, shall constitute a separate Nonqualified Stock Option.

    6.3. OPTION PRICE. The Option Price for each Option shall be determined by the Committee and set forth in the Award Agreement, PROVIDED that, subject to Sections 3.7 and 6.11(c), the Option Price of an Option shall be (a) not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted and (b) in any event, not less than the offering price of a Share in the initial public offering of the Company's common stock.

    6.4. DURATION OF OPTIONS. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and set forth in the Award Agreement; PROVIDED, HOWEVER, that no Option shall be exercisable later than the tenth (10th) anniversary of its date of grant.

    6.5. EXERCISE OF OPTIONS. Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance determine and set forth in the Award Agreement, which need not be the same for each grant or for each Option or Participant.

    6.6. PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for such Shares, which shall include applicable taxes, if any, in accordance with
Article 16. The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) subject to such terms, conditions and limitations as the Committee may prescribe, by tendering Shares previously acquired by the Participant exercising such Option having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (PROVIDED that the Shares which are tendered must have been held by such Participant for at least six (6) months prior to their tender to satisfy the Option Price), or (c) by a combination of (a) and (b). The Committee also may allow cashless exercise as permitted by applicable law, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law, in all cases, subject to such terms, conditions and limitations as the Committee may prescribe. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company shall deliver to the Participant exercising an Option, in the Participant's name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option, subject to Section 19.8.

    6.7. RIGHTS AS A SHAREHOLDER. No Participant or other person shall become the beneficial owner of any Shares subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such Shares, until the Participant has exercised his or her Option in accordance with the provisions of the Plan and the applicable Award Agreement.

    6.8. TERMINATION OF EMPLOYMENT OR SERVICE. Each Participant's Option Award Agreement shall set forth the extent to which, if at all, a Participant shall have the right to exercise his or her Option following termination of such Participant's employment or service with the Company, a Subsidiary or an Affiliate. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options granted, and may reflect distinctions based on the reasons for, or circumstances of, such termination.

    6.9. LIMITATIONS ON TRANSFERABILITY OF OPTIONS.

    (a) INCENTIVE STOCK OPTIONS. Except as otherwise provided in Article 11, no ISO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

    (b) NONQUALIFIED STOCK OPTIONS. Except as otherwise provided in a Participant's Award Agreement or Article 11, no NQSO may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.

    (c) EXERCISE BY ONE OTHER THAN A PARTICIPANT. In the event any Option is exercised by the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such a Participant's beneficiary, or the transferee of an Option, in any such case pursuant to the terms and conditions of the Plan and the applicable Award Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Shares thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the duly appointed legal representative of the deceased Participant's estate or the proper legatee or distributee thereof or the named beneficiary of such Participant, or the valid transferee of such Option, as applicable.

    6.10. RENEWAL AND SUBSTITUTION OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (up to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised).

    6.11. LIMITATIONS ON INCENTIVE STOCK OPTIONS.

    (a) GENERAL. No ISO shall be granted to any individual otherwise eligible to participate in the Plan who is not an Employee of the Company or a Subsidiary on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under Section 422 of the Code. Any ISO granted under the Plan may be modified by the Committee to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

    (b) $100,000 PER YEAR LIMITATION. Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan and any other "incentive stock option" plans of the Company, any Subsidiary and any "parent corporation" of the Company within the meaning of Section 424(e) of the Code, are exercisable for the first time by any Participant during any calendar year with respect to Shares having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Shares is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

    (c) OPTIONS GRANTED TO CERTAIN SHAREHOLDERS. No ISO shall be granted to an individual otherwise eligible to participate in the Plan who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary or any "parent corporation" of the Company within the meaning of Section 424(e) of the Code. This restriction does not apply if at the time such ISO is granted the Option Price of the ISO is at least 110% of the Fair Market Value of a Share on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five years from such date of grant.

ARTICLE 7. STOCK APPRECIATION RIGHTS

    7.1. GRANT OF SARS. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant a SAR (a)(i) in connection and simultaneously with the grant of an Option or (ii) with respect to a previously-granted Nonqualified Stock Option (a Tandem SAR) or (b) independent of, and unrelated to, an Option (a Freestanding Option). The Committee shall have complete discretion in determining the number of Shares granted in the form of SARs to each Participant (subject to Article 4) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.


    7.2. GRANT PRICE. The grant price for each SAR shall be determined by the Committee and set forth in the Award Agreement, subject to the limitations of this Section 7.2. The grant price of a Freestanding SAR shall be (a) not less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted and (b) in any event, not less than the offering price of a Share in the initial public offering of the Shares. The grant price of a Tandem SAR shall be equal to the Option Price of the related Option.


    7.3. EXERCISE OF TANDEM SARS. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall be exercisable only when and to the extent the related Option is exercisable and may be exercised only with respect to the Shares for which the related Option is then exercisable. A Tandem SAR shall entitle a Participant to elect, in the manner set forth in the Plan and the applicable Award Agreement, in lieu of exercising his or her unexercised related Option for all or a portion of the Shares for which such Option is then exercisable pursuant to its terms, to surrender such Option to the Company with respect to any or all of such Shares and to receive from the Company in exchange therefor a payment described in
Section 7.7. An Option with respect to which a Participant has elected to exercise a Tandem SAR shall, to the extent of the Shares covered by such exercise, be canceled automatically and surrendered to the Company. Such Option shall thereafter remain exercisable according to its terms only with respect to the number of Shares as to which it would otherwise be exercisable, less the number of Shares with respect to which such Tandem SAR has been so exercised. Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the related ISO; (ii) the value of the payment with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the related ISO and the Fair Market Value of the Shares subject to the related ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

    7.4. EXERCISE OF FREESTANDING SARS. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, in accordance with the Plan, determines and sets forth in the Award Agreement.

    7.5. SAR AGREEMENT. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine in accordance with the Plan.

    7.6. TERM OF SARS. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion; PROVIDED, HOWEVER, that the term of any Tandem SAR shall be the same as the related Option and no SAR shall be exercisable more than ten (10) years after it is granted.

    7.7. PAYMENT OF SAR AMOUNT. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

    (a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price of the SAR; by

    (b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, such payment upon exercise of a SAR may be in cash or its equivalent, in Shares of equivalent Fair Market Value, or in some combination thereof.

    7.8. TERMINATION OF EMPLOYMENT OR SERVICE. Each SAR Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant's employment or service with the Company, the Subsidiary and/or the Affiliate. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

    7.9. NONTRANSFERABILITY OF SARS. Except as otherwise provided in a Participant's Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant's Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 8. RESTRICTED STOCK

    8.1. AWARDS OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts as the Committee shall determine. Subject to the terms and conditions of this Article 8 and the Award Agreement, upon delivery of Shares of Restricted Stock to a Participant, or creation of a book entry evidencing a Participant's ownership of Shares of Restricted Stock, pursuant to Section 8.5, the Participant shall have all of the rights of a stockholder with respect to such Shares, subject to the terms and restrictions set forth in this Article 8 or the applicable Award Agreement or determined by the Committee.

    8.2. RESTRICTED STOCK AWARD AGREEMENT. Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement that shall specify the Period of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine in accordance with the Plan. Any Restricted Stock Award must be accepted by the Participant within a period of sixty (60) days (or such shorter period as determined by the Committee at the time of award) after the award date, by executing such Restricted Stock Award Agreement and providing the Committee or its designee a copy of such executed Award Agreement and payment of the applicable purchase price of such Shares of Restricted Stock, if any, as determined by the Committee.

    8.3. TRANSFERABILITY. Except as provided in this Article 8, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, encumbered, alienated, hypothecated or otherwise disposed of until the end of the applicable Period of Restriction established by the Committee and specified in the Restricted Stock Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant.

    8.4. PERIOD OF RESTRICTION AND OTHER RESTRICTIONS. The Period of Restriction shall lapse based on continuing employment (or other business relationships) with the Company, a Subsidiary or an Affiliate, the achievement of performance goals, or upon the occurrence of other events as determined by the

Committee, at its discretion, and stated in the Award Agreement. If the grant or vesting of Shares of Restricted Stock awarded to a Covered Employee is intended to qualify for the Performance-Based Exception, the lapse of the Period of Restriction shall be based on the achievement of pre-established, objective performance goals that are determined over a measurement period or periods established by the Committee and relate to one or more performance criteria listed in Article 10. The Committee shall determine the extent to which any such pre-established performance goals are attained or not attained, in accordance with Article 10. Subject to Article 11, the Committee may impose such other conditions and/or restrictions on any Shares of Restricted Stock awarded pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock. Except pursuant to Section 8.9, a Participant's rights in his or her Shares of Restricted Stock shall lapse upon termination of his or her employment or other service with the Company or any Subsidiary or Affiliate, prior to termination of the Period of Restriction or lapse of any other restrictions set forth in the applicable Award Agreement, or upon any other failure to satisfy any vesting conditions or restrictions set forth in the applicable Award Agreement and such Shares shall be forfeited and revert to the Company.

    8.5. DELIVERY OF SHARES. Subject to Section 19.8, after the last day of the applicable Period of Restriction or other expiration or termination of all restrictions applicable to a Participant's Shares of Restricted Stock, pursuant to his or her Award Agreement, such Shares of Restricted Stock shall become freely transferable by such Participant, and the Company shall then deliver certificates evidencing such Shares to such Participant, free of all restrictions hereunder.


    8.6. FORMS OF RESTRICTED STOCK AWARDS. Each Participant who receives an Award of Shares of Restricted Stock shall be issued a stock certificate or certificates evidencing the Shares covered by such Award registered in the name of such Participant, which certificate or certificates may contain an appropriate legend. The Committee may require a Participant who receives a certificate or certificates evidencing a Restricted Stock Award to immediately deposit such certificate or certificates, together with a stock power or other appropriate instrument of transfer, endorsed in blank by the Participant, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, with the Secretary of the Company or an escrow holder as provided in the immediately following sentence. The Secretary of the Company or such escrow holder as the Committee may appoint shall retain physical custody of each certificate representing a Restricted Stock Award until the Period of Restriction and any other restrictions imposed by the Committee or under the Award Agreement with respect to the Shares evidenced by such certificate expire or shall have been removed. The foregoing to the contrary notwithstanding, the Committee may, in its discretion, provide that a Participant's ownership of Shares of Restricted Stock prior to the lapse of the Period of Restriction or any other applicable restrictions shall, in lieu of such certificates, be evidenced by a "book entry" (I.E., a computerized or manual entry) in the records of the Company or its designated agent in the name of the Participant who has received such Award. Such records of the Company or such agent shall, absent manifest error, be binding on all Participants who are granted Restricted Stock Awards. The holding of Shares of Restricted Stock by the Company or such an escrow holder, or the use of book entries to evidence the ownership of Shares of Restricted Stock, in accordance with this Section 8.6, shall not affect the rights of Participants as owners of the Shares of Restricted Stock awarded to them, nor affect the restrictions applicable to such shares under the Award Agreement or the Plan, including, without limitation, the Period of Restriction.


    8.7. VOTING RIGHTS. Participants holding Shares of Restricted Stock may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.

    8.8. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be credited with any cash dividends paid with respect to such Shares while they are so held, unless determined otherwise by the Committee and set forth in the Award Agreement. The Committee may apply any restrictions to such dividends that the Committee deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Shares of Restricted Stock awarded to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Committee may apply any restrictions it deems appropriate to the right to payment of dividends declared with respect to such Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception. The Award Agreement may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

    8.9. TERMINATION OF EMPLOYMENT OR SERVICE. Each Restricted Stock Award Agreement shall set forth the extent to which, if any, the Participant shall have the right to receive Shares of Restricted Stock following termination of the Participant's employment or period of other service with the Company or the applicable Subsidiary or Affiliate even though the Period of Restriction has not then ended. Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Shares of Restricted Stock, and may reflect distinctions based on the reasons for, or circumstances of, such termination of employment or service; PROVIDED, HOWEVER, that, except in cases of termination of employment connected with a Change in Control or termination of employment by reason of death or Disability (or similar involuntary terminations of employment as determined by the Committee in its discretion), the lapse of the Period of Restriction of Shares of Restricted Stock which are intended to qualify for the Performance-Based Exception and which are held by Covered Employees shall occur only to the extent otherwise provided in the Award Agreement, but for such termination. In addition, except with respect to any Restricted Stock Award intended to qualify for the Performance-Based Exception, by action taken after a Restricted Stock Award is issued, the Committee may, in its sole discretion, and on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions, including, without limitation, the Period of Restriction, imposed on such Restricted Stock Award.

    8.10. MODIFICATION OR SUBSTITUTION. Subject to the terms of the Plan, the Committee may modify outstanding Restricted Stock Awards or accept the surrender of outstanding Shares of Restricted Stock (to the extent that the Period of Restriction or other restrictions applicable to such Shares have not yet lapsed) and grant new Awards in substitution for them.

    8.11. SECTION 83(B) ELECTION.  If a Participant makes an election under
Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to a Restricted Stock Award as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which such Participant would otherwise be taxable under Section 83(a) of the Code, such Participant shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service. None of the Company, a Subsidiary or an Affiliate shall have any liability or responsibility relating to or arising out of the filing or not filing of any such election or any defects in its construction.

ARTICLE 9. PERFORMANCE UNITS, PERFORMANCE SHARES, AND CASH-BASED AWARDS

    9.1. GRANT OF PERFORMANCE UNITS, PERFORMANCE SHARES AND CASH-BASED
AWARDS. Subject to the terms of the Plan, Performance Units, Performance Shares, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee, in accordance with the Plan. A Performance Unit, Performance Share or Cash-Based Award entitles the Participant who receives such Award to receive Shares or cash upon the attainment of performance goals and/or satisfaction of other terms and conditions determined by the Committee when the Award is granted and set forth in the Award Agreement. Such entitlements of a Participant with respect to his or her outstanding Performance Unit, Performance Share or Cash-Based Award shall be reflected by a bookkeeping entry in the records of the Company, unless otherwise provided by the Award Agreement. The terms and conditions of such Awards shall be consistent with the Plan and set forth in the Award Agreement and need not be uniform among all such Awards or all Participants receiving such Awards.

    9.2. VALUE OF PERFORMANCE UNITS, PERFORMANCE SHARES AND CASH-BASED
AWARDS. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as shall be determined by the Committee. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units and Performance Shares and Cash-Based Awards that will be paid out to the Participant. In the case of any Performance Units, Performance Shares or Cashed-Based Awards granted to a Covered Employee that are intended to qualify for the Performance-Based Exception, such objective performance goals shall be established in advance by the Committee and based on one or more performance criteria described in Article 10. For purposes of the Plan, the period during which the achievement of performance goals is measured shall be called a "Performance Period."

    9.3. EARNING OF PERFORMANCE UNITS, PERFORMANCE SHARES AND CASH-BASED AWARDS. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units, Performance Shares or Cash-Based Awards shall be entitled to receive payment on the number and value of Performance Units, Performance Shares or Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or other terms and conditions have been achieved or satisfied. The Committee shall determine the extent to which any such pre-established performance goals and/or other terms and conditions of a Performance Unit, Performance Share or Cash-Based Award are attained or not attained following conclusion of the applicable Performance Period, in accordance with Article 10. The Committee may, in its discretion, waive any such performance goals and/or other terms and conditions relating to any such Award not intended to qualify for the Performance-Based Exception.

    9.4. FORM AND TIMING OF PAYMENT OF PERFORMANCE UNITS, PERFORMANCE SHARES AND CASH-BASED AWARDS. Payment of earned Performance Units, Performance Shares and Cash-Based Awards shall be made in a single lump-sum following the close of the applicable Performance Period. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units, Performance Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units, Performance Shares or Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions imposed by the Committee, including, without limitation, pursuant to Section 19.8. The determination of the Committee with respect to the form of payment of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units and/or Performance Shares which have been earned, but not yet distributed to Participants (such dividends shall be subject to the same accrual, forfeiture, and payment restrictions as apply to dividends earned with respect to Shares of Restricted Stock, as set forth in Section 8.8). In addition, Participants may, at the discretion of the Committee, be entitled to exercise their voting rights with respect to such Shares.

    9.5. RIGHTS AS A SHAREHOLDER. A Participant receiving a Performance Unit, Performance Share or Cash-Based Award shall have the rights of a shareholder only as to Shares, if any, actually received by the Participant upon satisfaction or achievement of the terms and conditions of such Award and not with respect to Shares subject to the Award but not actually issued to such Participant.

    9.6. TERMINATION OF EMPLOYMENT OR SERVICE DUE TO DEATH, DISABILITY, OR RETIREMENT. Unless determined otherwise by the Committee and set forth in the Participant's Award Agreement, in the event the employment or other service of a Participant is terminated by reason of death, Disability, or Retirement during a Performance Period, the Participant shall receive a payment of the Performance Units, Performance Shares or Cash-Based Awards which is prorated based upon the portion of the Performance Period completed, as specified by the Committee in its discretion. Payment of earned Performance Units,

Performance Shares or Cash-Based Awards shall be made at a time specified by the Committee in its sole discretion and set forth in the Participant's Award Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments shall be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

    9.7. TERMINATION OF EMPLOYMENT OR SERVICE FOR OTHER REASONS. In the event that a Participant's employment or service terminates under any circumstances other than those reasons set forth in Section 9.6, all Performance Units, Performance Shares and Cash-Based Awards shall be forfeited by the Participant to the Company, except to the extent otherwise provided in the Participant's Award Agreement or as determined by the Committee.

    9.8. NONTRANSFERABILITY. Performance Units, Performance Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

ARTICLE 10. PERFORMANCE CRITERIA

    Unless and until the Board proposes for shareholder vote and shareholders approve a change in the general performance criteria set forth in this
Article 10, the attainment of pre-established, objective performance goals based on which determine the grant, payment and/or vesting with respect to Awards to Covered Employees which are designed to qualify for the Performance-Based Exception, the performance criteria to be used for purposes of such Awards shall be selected by the Committee from among the following:

    (a) Earnings per share;

    (b) Net income (before or after taxes);

    (c) Return measures (including, but not limited to, return on assets, equity, or sales);

    (d) Cash flow return on investments which equals net cash flows divided by owners' equity;

    (e) Earnings before or after taxes; and

    (f) Share price (including, but not limited to, growth measures, total shareholder return and return relative to market indices such as the Russell 2000).

Performance goals of Awards may relate to the performance of the entire Company, a Subsidiary or Affiliate, any of their respective divisions, units or offices, an individual Participant or any combination of the foregoing. The Committee shall have the discretion to adjust the determinations of the degree of attainment of the pre-established performance goals based on the above-listed performance criteria; PROVIDED, HOWEVER, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by a Covered Employee, may not be adjusted upward (the Committee shall retain the discretion to adjust such Awards downward). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance criteria without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which shall not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code Section 162(m).

    Notwithstanding any other provisions of the Plan to the contrary, payment of compensation in respect of any such Awards granted to a Covered Employee that are intended to qualify for the Performance-Based Exception, including, without limitation, the grant, vesting or payment of any Restricted Stock Award, Performance Shares, Performance Units or Cash-Based Awards, shall not be made until the

Committee certifies in writing that the applicable performance goals and any other material terms of such Awards were in fact satisfied, except as otherwise provided under Section 8.8 or 9.5 or Article 14.

ARTICLE 11. BENEFICIARY DESIGNATION

    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries who shall be permitted to exercise his or her Option or SAR or to whom any amount due such Participant under the Plan is to be paid, in case of his or her death before he or she fully exercises his or her Option or SAR or receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such beneficiary designation, a Participant's unexercised Option or SAR, or amounts due but remaining unpaid to such Participant, at the Participant's death may be exercised by, or paid as designated by the Participant by will or by the laws of descent and distribution.

ARTICLE 12. DEFERRALS

    The Committee may permit or require a Participant to defer such Participant's receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of the Period of Restriction or other restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units, Performance Shares or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

ARTICLE 13. NO IMPLIED RIGHTS OF EMPLOYEES AND CONSULTANTS

    13.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary or Affiliate to terminate any Participant's employment or other service at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary or Affiliate.

    13.2. PARTICIPATION. No Employee or Consultant shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

    13.3. VESTING. Notwithstanding any other provision of the Plan or an Award Agreement, a Participant's right or entitlement to exercise or otherwise vest in any Award not vested or exercisable at the time of grant shall only result from continued employment or other service with the Company or any Subsidiary or Affiliate, or satisfaction of any other performance goals or other conditions or restrictions applicable, by its terms, to such Award.

ARTICLE 14. CHANGE-OF-CONTROL TRANSACTIONS

    14.1. TREATMENT OF OUTSTANDING AWARDS. In the event of a Change-of-Control Transaction, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges:

    (a) Immediately prior to the occurrence of such Change-of-Control Transaction, any and all Options and SARs which are outstanding shall immediately become fully exercisable as to all Shares covered thereby, notwithstanding anything to the contrary in the Plan or the Award Agreement.

    (b) Immediately prior to the occurrence of such Change-of-Control Transaction, any restrictions imposed by the Committee on Restricted Stock previously awarded to Participants shall be immediately canceled, the Period of Restriction applicable thereto shall immediately terminate, and any applicable performance goals shall be deemed achieved, notwithstanding anything to the contrary in the Plan or the Award Agreement.

    (c) Immediately prior to the occurrence of such Change-of-Control Transaction, all Awards which are outstanding shall immediately become fully vested.

    (d) The target payment opportunities attainable under any outstanding Awards of Performance Units, Performance Shares or Cash-Based Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change-of-Control Transaction. There shall be paid out to each Participant holding such an Award denominated in Shares, within thirty (30) days following the effective date of the Change-of-Control Transaction, a PRO RATA number of Shares (or the equivalent Fair Market Value thereof, as determined by the Committee, in cash) based upon an assumed achievement of all relevant targeted performance goals and upon the length of time within the Performance Period which has elapsed prior to the Change-of-Control Transaction. Awards denominated in cash shall be paid pro rata to participants in cash within thirty (30) days following the effective date of the Change-of-Control Transaction, with the PRO-RATION determined as a function of the length of time within the Performance Period which has elapsed prior to the Change-of-Control Transaction, and based on an assumed achievement of all relevant targeted performance goals.

    (e) The Committee may provide that any Award the payment of which was deferred under Article 12 shall be paid or distributed as of or promptly following such Change-of-Control Transaction.

    (f) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Option or Freestanding SAR or by resolution adopted prior to the occurrence of the Change-of-Control Transaction, that any outstanding Option or Freestanding SAR shall be adjusted by substituting for Shares subject to such Option or Freestanding SAR stock or other securities of the surviving corporation or any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction resulting in the Change-of-Control Transaction, whether or not such stock or other securities are publicly traded, in which event the aggregate Option Price or grant price, as applicable, shall remain the same and the amount of shares or other securities subject to the Option or Freestanding SAR shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Participant if the Option or Freestanding SAR had been exercised in full (or with respect to a portion of such Award, as determined by the Committee, in its discretion) for Shares prior to such transaction or expiration date, and the Participant exchanged all of such Shares in the transaction.

    (g) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the Award Agreement applicable to any Option or SAR or by resolution adopted prior to the occurrence of the Change-of-Control Transaction, that any outstanding Option or SAR shall be converted into a right to receive cash on or following the closing date or expiration date of the transaction resulting in the Change-of-Control Transaction in an amount equal to the highest value of the consideration to be received in connection with such transaction for one Share, or, if higher, the highest Fair Market Value of a Share during the thirty (30) consecutive business days immediately prior to the closing date or expiration date of such transaction, less the per Share Option Price of such Option or grant price of such SAR, multiplied by the number of Shares subject to such Option or SAR, or a portion thereof.

    (h) The Committee may, in its discretion, provide that an Award cannot be exercised after, or will otherwise terminate as of, such a Change-of-Control Transaction, to the extent that such Award is or becomes fully exercisable on or before such Change-of-Control Transaction or is subject to any acceleration, adjustment, conversion or payment in accordance with the foregoing paragraphs of this Section 14.1.

    14.2. NO IMPLIED RIGHTS. No Participant shall have any right to prevent the consummation of any of the acts described in Section 14.1 affecting the number of Shares available to, or other entitlement of, such Participant under the Plan or such Participant's Award. Any actions or determinations of the Committee under this Article 14 need not be uniform as to all outstanding Awards, nor treat all Participants identically. Notwithstanding the adjustments described in
Section 14.1, in no event may any Option or SAR be exercised after ten
(10) years from the date it was originally granted, and any changes to ISOs pursuant to this Article 14 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

    14.3. CERTAIN PAYMENTS RELATING TO ISOS. If, as a result of a Change-of-Control Transaction, an ISO fails to qualify as an "incentive stock option," within the meaning of Section 422 of the Code, either because of the failure of the Participant to meet the holding period requirements of Code
Section 422(a)(1) (a "Disqualifying Disposition") or the exercisability of such Option is accelerated pursuant to Section 14.1(a), or any similar provision of the applicable Award Agreement, in connection with such Change-of-Control Transaction and such acceleration causes the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which such Option, together with any other "incentive stock options," as provided in Section 6.11(b), are exercisable for the first time by such Participant during the calendar year in which such accelerated exercisability occurs to exceed the limitations described in Section 6.11(b) (a "Disqualified Option"); or any other exercise, payment, acceleration, adjustment or conversion of an Option in connection with a Change-of Control Transaction results in any additional taxes imposed on a Participant, then the Company may, in the discretion of the Committee or pursuant to an Award Agreement, make a cash payment to or on behalf of the Participant who holds any such Option equal to the amount that will, after taking into account all taxes imposed on the Disqualifying Disposition or other exercise, payment, acceleration, adjustment or conversion of the Option, as the case may be, and the receipt of such payment, leave such Participant in the same after-tax position the Participant would have been in had the Code Section 422(a)(1) holding period requirements been met at the time of the Disqualifying Disposition or had the Disqualified Option continued to qualify as an "incentive stock option," within the meaning of Code Section 422 on the date of such exercise or otherwise equalize the Participant for any such taxes; PROVIDED, HOWEVER, that the amount, timing and recipients of any such payment or payments shall be subject to such terms, conditions and limitations as the Committee shall, in its discretion, determine. Without limiting the generality of the PROVISO contained in the immediately preceding sentence, in determining the amount of any such payment or payments referred to therein, the Committee may adopt such methods and assumptions as it considers appropriate, and the Committee shall not be required to examine or take into account the individual tax liability of any Participant.

    14.4. TERMINATION, AMENDMENT, AND MODIFICATIONS OF CHANGE-OF-CONTROL TRANSACTION PROVISIONS. Notwithstanding any other provision of the Plan (but subject to the limitations of Section 15.3) or any Award Agreement provision, the provisions of this Article 14 may not be terminated, amended, or modified on or after the date of a Change-of-Control Transaction to affect materially adversely any Participant's Award theretofore granted and then outstanding under the Plan without the prior written consent of such Participant; PROVIDED, HOWEVER, the Board may terminate, amend, or modify this Article 14 at any time and from time to time prior to the date of a Change-of-Control Transaction.

    14.5. POOLING OF INTERESTS ACCOUNTING. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, in the event of a Change-of-Control Transaction that is intended to be treated as a "pooling of interests" under generally accepted accounting principles, the Board shall take all actions necessary with regard to the Plan or any outstanding Award to preserve such use of pooling of interests accounting.

ARTICLE 15. AMENDMENT, MODIFICATION, AND TERMINATION

    15.1. AMENDMENT, MODIFICATION, AND TERMINATION. The Board may, at any time and with or without prior notice, amend, alter, suspend or terminate the Plan, retroactively or otherwise; PROVIDED, HOWEVER, unless otherwise required by law or specifically provided herein, no such amendment, alteration, suspension or termination shall be made which would materially impair the previously accrued rights of any Participant who holds an Award theretofore granted without his or her written consent, or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy
(i) any applicable requirements under the Code relating to ISOs or for exemption from Section 162(m) of the Code; (ii) the then-applicable requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule, as the same may be amended from time to time; or (iii) any other applicable law, regulation or rule), would:

    (a) except as is provided in Section 4.3, increase the maximum number of Shares which may be sold or awarded under the Plan or increase the maximum limitations set forth in Section 4.2;

    (b) except as is provided in Section 4.3, decrease the minimum Option Price or grant price requirements of Section 6.3 and 7.2, respectively;

    (c) change the class of persons eligible to receive Awards under the Plan;
       or

    (d) extend the duration of the Plan or the periods during which Options or SARs may be exercised under Section 6.4 or 7.6, as applicable.

    15.2. ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; PROVIDED that, unless the Committee determines otherwise at the time such adjustment is considered, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the Plan's meeting the requirements of Section 162(m) of the Code, as from time to time amended.

    15.3. AWARDS PREVIOUSLY GRANTED. The Committee may amend the terms of any Award theretofore granted, including any Award Agreement, retroactively or prospectively, but no such amendment shall materially impair the previously accrued rights of any Participant without his or her written consent.

    15.4. COMPLIANCE WITH CODE SECTION 162(M). At all times when Code
Section 162(m) is applicable, all Awards granted under the Plan shall comply with the requirements of Code Section 162(m); PROVIDED, HOWEVER, that in the event the Committee determines that such compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, in the event that changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Committee may, subject to this Article 15, make any adjustments it deems appropriate to such Awards and/or the Plan.

ARTICLE 16. TAX WITHHOLDING

    16.1. TAX WITHHOLDING. The Company and/or any Affiliate shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient, or take whatever other actions are necessary and proper to satisfy, Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld or paid with respect to any taxable event arising as a result of the Plan. Each Participant shall (and in no event shall Shares be delivered to such Participant with respect to an Award until), no later than the date as of which the value of the Award first becomes includible in the gross income of the Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Shares or other property subject to such Award, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant.

    16.2. SATISFACTION OF WITHHOLDING IN SHARES. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event arising as a result of Awards granted hereunder, the Committee may permit a Participant to elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, (a) by having the Company withhold Shares otherwise deliverable to such Participant pursuant to such Award having a Fair Market Value, as determined by the Committee, on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction, and/or (b) by tendering to the Company Shares owned by such Participant and acquired more than six (6) months prior to such tender in full or partial satisfaction of such tax obligations, based on the Fair Market Value of the Shares, as determined by the Committee, on the date the tax is to be determined. All such elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

    16.3. SPECIAL ISO OBLIGATIONS. The Committee may require a Participant to give prompt written notice to the Company concerning any disposition of Shares received upon the exercise of an ISO within: (i) two (2) years from the date of granting such ISO to such Participant or (ii) one (1) year from the transfer of such Shares to such Participant or (iii) such other period as the Committee may from time to time determine. The Committee may direct that a Participant with respect to an ISO undertake in the applicable Award Agreement to give such written notice described in the preceding sentence, at such time and containing such information as the Committee may prescribe, and/or that the certificates evidencing Shares acquired by exercise of an ISO refer to such requirement to give such notice.

ARTICLE 17. LIMITS OF LIABILITY; INDEMNIFICATION

    17.1. LIMITS OF LIABILITY. (a) Any liability of the Company or an Affiliate to any Participant with respect to any Award shall be based solely upon contractual obligations created by the Plan and the Award Agreement.

        (b) None of the Company, any Affiliate, any member of the Committee or the Committee or any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.


    17.2. INDEMNIFICATION. Each person who is or shall have been a member of the Committee or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, PROVIDED he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.


ARTICLE 18. SUCCESSORS

    All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19. MISCELLANEOUS

    19.1. GENDER AND NUMBER; SECTION REFERENCES. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural. The words "Article," "Section," and "paragraph" herein shall refer to provisions of the Plan, unless expressly indicated otherwise.

    19.2. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    19.3. TRANSFER, LEAVE OF ABSENCE. A transfer of an Employee from the Company to an Affiliate (or, for purposes of any ISO granted under the Plan, a Subsidiary), or vice versa, or from one Affiliate to another (or in the case of an ISO, from one Subsidiary to another), and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate, shall not be deemed a termination of employment of the employee for purposes of the Plan or with respect to any Award (in the case of ISOs, to the extent permitted by the Code). A change in status of a Participant from an Employee to a Consultant shall be considered a termination of such Participant's employment with the Company or an Affiliate for purposes of the Plan and such Participant's Awards, except to the extent that the Committee, in its discretion, determines otherwise with respect to any Award that is not an ISO.

    19.4. EXERCISE AND PAYMENT OF AWARDS. No Award shall be issuable or exercisable except in whole Shares, and fractional Share interests shall be disregarded. Not less than one hundred (100) Shares may be purchased or issued at one time upon exercise of an Option or under any other Award, unless the number of Shares so purchased or issued is the total number of Shares then available under the Option or other Award. An Award shall be deemed exercised or claimed when the Secretary or other official of the Company designated by the Committee for such purpose receives appropriate written notice from a Participant, in form acceptable to the Committee, together with payment of the applicable Option Price or other purchase price, if any, and compliance with
Article 16, in accordance with the Plan and such Participant's Award Agreement.

    19.5. LOANS. The Company may, in the discretion of the Committee, extend one or more loans to Participants in connection with the exercise or receipt of an Award granted to any such Participant. The terms and conditions of any such loan shall be established by the Committee.

    19.6. NO EFFECT ON OTHER PLANS. Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Affiliate, or

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prevent or limit the right of the Company or any Affiliate to establish any other forms of incentives or compensation for their directors, employees or consultants or grant or assume options or other rights otherwise than under the Plan.


    19.7. INSIDERS. With respect to Insiders (as hereinafter defined), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. "Insider" shall mean an individual who is, on the relevant date, an officer, director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.


    19.8. REQUIREMENTS OF LAW; LIMITATIONS ON AWARDS. (a) The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

        (b) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of Shares upon any securities exchange or under any state, Federal or foreign law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares hereunder, no Award may be granted, exercised or paid in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

        (c) If at any time counsel to the Company shall be of the opinion that any sale or delivery of Shares pursuant to an Award is or may be in the circumstances unlawful or result in the imposition of excise taxes on the Company or any Affiliate under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise with respect to Shares or Awards and the right to exercise or payment of any Option or Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company or any Affiliate.

        (d) Upon termination of any period of suspension under this
    Section 19.8, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all Shares available before such suspension and as to the Shares which would otherwise have become available during the period of such suspension, but no suspension shall extend the term of any Award.

        (e) The Committee may require each person receiving Shares in connection with any Award under the Plan to represent and agree with the Company in writing that such person is acquiring such Shares for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the Shares purchasable or otherwise receivable by any person under any Award as it deems appropriate. Any such restrictions shall be set forth in the applicable Award Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

        (f) An Award and any Shares received upon the exercise or payment of an Award shall be subject to such other transfer and/or ownership restrictions and/or legending requirements as the Committee may establish in its discretion and may be referred to on the certificates evidencing such Shares, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

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    19.9. PARTICIPANTS DEEMED TO ACCEPT PLAN. By accepting any benefit under the
Plan, each Participant and each person claiming under or through any such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Board, the Committee or the Company, in any case in accordance with the terms and conditions of the Plan.

    19.10. GOVERNING LAW. To the extent not preempted by Federal law, the Plan and all Award Agreements and other agreements hereunder shall be construed in accordance with and governed by the laws of the state of Delaware, without giving effect to the choice of law principles thereof, except to the extent superseded by applicable Federal law.

    19.11. PLAN UNFUNDED. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of Shares or the payment of cash upon exercise or payment of any Award. Proceeds from the sale of Shares pursuant to Options or other Awards granted under the Plan shall constitute general funds of the Company.

    19.12. ADMINISTRATION COSTS. The Company shall bear all costs and expenses incurred in administering the Plan, including expenses of issuing Shares pursuant to any Options or other Awards granted hereunder.

                                    * * * *

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